As filed with the U.S. Securities and Exchange Commission on October 29, 2026

File No. [_________]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	/ /
Post-Effective Amendment No.	/ /

(Check appropriate box or boxes)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

303-333-3863
Registrant’s Area Code and Telephone Number

151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Cara Owen – 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)

Please send copies of all communications to: Matthew R. DiClemente, Esq. Stradley, Ronon, Stevens & Young, LLP 2005 Market Street, Suite 2600, Philadelphia, PA 19103 (215) 564-8173

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
Title of the securities being registered: Class D, Class T and Class I shares of beneficial interest, $0.01 par value, of Janus Henderson U.S. Dividend Income Fund.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on November 30, 2026, pursuant to Rule 488 under the Securities Act of 1933, as amended.

NICHOLAS EQUITY INCOME FUND, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
[December _ 2026]
A Letter to Our Shareholders

Dear Fellow Shareholders:

For nearly 60 years, Nicholas Company has been committed to a straightforward investment philosophy: disciplined, long-term investing, independent research, and an unwavering dedication to the interests of our shareholders. Since my father, Albert O. Nicholas, founded the firm in 1967, these principles have guided our investment decisions and helped establish the enduring relationships we have built with generations of investors.

I am writing to share an important development in the future of the Nicholas Funds.

After careful consideration, Nicholas Company, Inc. has entered into an agreement with Janus Henderson Investors involving the proposed reorganization of the four Nicholas mutual funds into corresponding funds managed by Janus Henderson. We believe this transaction represents a thoughtful opportunity to provide our shareholders with access to the broader investment capabilities, resources, and long-term support of a well-established global investment management organization. The proposed reorganizations will also allow shareholders of the Nicholas Funds to remain in a mutual fund with substantially similar investment objective and principal investment strategies to their current holdings.

This decision was not made lightly. As a family-owned investment firm, we take great pride in the business we have built and the trust our shareholders have placed in us. We believe Janus Henderson offers a solid foundation for the Funds and their shareholders in the years ahead.

The Board of Directors of your Fund has carefully reviewed and unanimously approved the proposed reorganization and recommends that shareholders vote FOR the proposal. We encourage you to review the accompanying proxy statement/prospectus, which provides important details about the transaction, and to cast your vote.

On behalf of the Nicholas family and everyone at Nicholas Company, I want to express our sincere appreciation for your confidence and loyalty over the years. It has been a privilege to serve as stewards of your investments, and we are grateful for the trust you have placed in us.

Sincerely,

David Nicholas
President
Nicholas Company, Inc.

NICHOLAS EQUITY INCOME FUND, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on [February 26, 2027]
Notice is hereby given that a special meeting (together with any postponements or adjournments thereof, the “Meeting”) of shareholders of the Nicholas Equity Income Fund, Inc. (the “Nicholas Equity Income Fund”), which will be held at 411 East Wisconsin Avenue, [Suite __], Milwaukee, Wisconsin 53202, at [___ PM], Central Time, on [February 26, 2027], to vote on the following proposal:

PROPOSAL. To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Nicholas Equity Income Fund into an existing series of Janus Investment Fund, the Janus Henderson U.S. Dividend Income Fund (the “Janus Fund”), as set forth in the chart below, including: (i) the transfer of all of the assets of the Nicholas Equity Income Fund to the Janus Fund solely in exchange for shares of the Janus Fund and the assumption by the Janus Fund of all of the liabilities of the Nicholas Equity Income Fund; (ii) the distribution of shares of the Janus Fund to shareholders of the Nicholas Equity Income Fund in complete liquidation of the Nicholas Equity Income Fund; and (iii) the cancellation of the outstanding shares of the Nicholas Equity Income Fund (all of the foregoing being referred to as the “Reorganization”).

Nicholas Equity Income Fund	Janus Fund and Relevant Share Classes
Shares held directly with the Nicholas Equity Income Fund	Class D

Shares held through a broker-dealer or financial institution, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms
Class I

Shares held through a self-directed account on a supermarket platform	Class T

If shareholders of the Nicholas Equity Income Fund approve the Reorganization Agreement, and certain other closing conditions are satisfied or waived, shareholders of the Nicholas Equity Income Fund will receive after the closing of the Reorganization (in accordance with the terms of the Reorganization Agreement) a number of shares of beneficial interest of the same or a comparable class of the Janus Fund equal in value to the net asset value of the shares of the Nicholas Equity Income Fund held immediately prior to the Reorganization. The Janus Fund will have substantially similar investment objectives and principal investment strategies, and somewhat similar principal risks as the Nicholas Equity Income Fund. Following the Reorganization, the investment structure, goal, policies, restrictions and other features of the Janus Fund will continue in the combined fund. The Reorganization is discussed in detail in the Proxy Statement/Prospectus attached to this notice. Please read those materials carefully for information concerning the Reorganization.

The Board of Directors of Nicholas Equity Income Fund, Inc. (the “Nicholas Board”) recommends that shareholders approve the Proposal with respect to the Nicholas Equity Income Fund. Concurrent with the consideration of the Reorganization by shareholders of the Nicholas Equity Income Fund, shareholders of three other mutual funds managed by Nicholas Company, Inc. (“Nicholas”), the investment adviser to the Nicholas Equity Income Fund, will each separately consider reorganizations into series of Janus Investment Fund.

Nicholas, the investment adviser to Nicholas Equity Income Fund, recommended that the Nicholas Board approve the Reorganization in connection with its decision to exit the mutual fund investment advisory business. Nicholas proposed the Reorganization after reviewing other alternatives and determining that the Reorganization, and the proposed reorganizations of three other Nicholas-advised mutual funds (together with Nicholas Equity Income Fund, the “Nicholas Funds”) into series of Janus Investment Fund, were in the best interests of shareholders of the Nicholas Funds and would give such shareholders access to a large and stable mutual fund platform. The Board also determined that the Reorganization is in the best interests of Nicholas Equity Income Fund and its shareholders. The Reorganization is also expected to provide shareholders of the Nicholas Equity Income Fund with access to a broad range of investment capabilities, enhanced technology, and client service resources.

The agreement between Nicholas and Janus Henderson Investors US LLC (“Janus” or the “Adviser”) provides that the Reorganization will only take place if shareholder approval of the Proposal for the Nicholas Equity Income Fund and shareholder approval for the three other Nicholas-advised Funds’ respective reorganization proposals is obtained. Accordingly, even if the shareholders of the Nicholas Equity Income Fund approve the proposed Reorganization, the Reorganization of the Nicholas Equity Income Fund would not occur if shareholders of the other Nicholas-advised Funds do not vote to approve the other proposed reorganizations.  In such case, the Nicholas Board will consider what further actions to take if the Nicholas Equity Income Fund will not be reorganized, which may include liquidation of the Nicholas Equity Income Fund.

Shareholders of record of the Nicholas Equity Income Fund as of the close of business on [November 30, 2026] are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares of the Nicholas Equity Income Fund at the time of the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.
The Nicholas Board has unanimously approved and recommends that you cast your vote “FOR” the Proposal for the Nicholas Equity Income Fund as described in the Proxy Statement/Prospectus.
You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the internet if you wish to take advantage of these voting options. You may also vote by attending the Meeting.
Your vote is very important regardless of the number of shares owned.
You may revoke your proxy at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting at the Meeting. Merely attending the Meeting, however, will not revoke a previously given proxy.
By Order of the Board of Directors of Nicholas Equity Income Fund, Inc.

David Nicholas
President, Nicholas Equity Income Fund, Inc.

[December __, 2026]

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE,

SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY.
FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus
are available at [https://web.viewproxy.com/nicholas-funds/2026].

_______________________________
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
_______________________________

We are providing you with this overview of the proposal on which your vote is requested. Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference. Your vote is very important.
Questions and Answers
Q.
What am I being asked to vote upon?
A.
You are being asked to approve the reorganization of the Nicholas Equity Income Fund, Inc. (the “Nicholas Equity Income Fund”) into a new mutual fund family. Specifically, as a shareholder of the Nicholas Equity Income Fund, you are being asked to consider and approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) under which the assets and liabilities of the Nicholas Equity Income Fund will be transferred to the Janus Henderson U.S. Dividend Income Fund (the “Janus Fund”), a series in the Janus Investment Fund, with substantially similar investment objectives and principal investment strategies, and somewhat similar principal risks as the Nicholas Equity Income Fund.

If shareholders of the Nicholas Equity Income Fund approve the Reorganization Agreement and certain other closing conditions are satisfied or waived, Nicholas Equity Income Fund shareholders will receive shares of equal value of the same or a comparable class of the Janus Fund in exchange for shares of the Nicholas Equity Income Fund, and the outstanding shares of the Nicholas Equity Income Fund will be cancelled as permitted by the organizational documents of the Nicholas Equity Income Fund and applicable law. The Nicholas Equity Income Fund will thereafter wind up its affairs and be dissolved under applicable law and deregistered under the Investment Company Act of 1940, as amended (the “1940 Act”). We refer to such reorganization as the “Reorganization.”

Q.
Why is the Reorganization being proposed?
A.
Janus Henderson Investors US LLC (“Janus” or the “Adviser”) has entered into an Asset Purchase Agreement with Nicholas Company, Inc. (“Nicholas”), the current investment adviser of the Nicholas Equity Income Fund, under which Janus will acquire Nicholas’s fund management business, and the Nicholas Equity Income Fund and three other Nicholas-advised mutual funds will be reorganized into the Janus Fund and three other Janus-advised mutual funds, respectively. The Reorganization will be consummated, provided shareholders of the Nicholas Equity Income Fund approve the Reorganization and shareholders of the three other Nicholas-advised funds approve their respective reorganization proposals. Nicholas recommended that the board of directors of the Nicholas Equity Income Fund (the “Nicholas Board”) approve the Reorganization in connection with its decision to exit the mutual fund investment advisory business. Nicholas proposed the Reorganization after reviewing other potential reorganizations and alternatives to a reorganization such as liquidation. As part of that process, Nicholas determined that the Reorganization, and the proposed reorganizations of other Nicholas Funds into series of Janus Investment Fund, were in the best interests of shareholders of the Nicholas Funds and would give such shareholders access to a large and stable mutual fund platform.

[Janus and Nicholas believe that the Nicholas Equity Income Fund and its shareholders will benefit from reorganizing into the Janus Fund in several qualitative and quantitative ways. First, shareholders of the Nicholas Equity Income Fund will be able to continue having their investment managed according to a fundamental value- and growth-oriented strategy in a fund with substantially similar objectives and strategies managed by an experienced value- and growth-oriented manager.  Following the Reorganization, shareholders are also expected to benefit from Janus' expanded investment offerings, as well as its greater scale, distribution capabilities and anticipated efficiencies in portfolio trading costs. Further, self-directed shareholders of the Nicholas Equity Income Fund are expected to benefit from Janus Henderson's expanded self-directed platform, including in-house transfer agency services. In addition, the management fees of the Janus Fund will be lower than those of the Nicholas Equity Income Fund, while total annual fund operating expenses of the Janus Fund are expected to be higher than the Nicholas Equity Income Fund.]

Q.
What effect will the Reorganization have on me as a shareholder of the Nicholas Equity Income Fund?
A.
Immediately after the closing of the Reorganization, you will own shares of a class of the Janus Fund that are equal in value to the total value of the shares of the Nicholas Equity Income Fund that you held immediately prior to the closing of the Reorganization. The Janus Fund will not use the same administrator and transfer agent as the Nicholas Equity Income Fund and, as a result, the processes and mechanisms that shareholders who purchase shares directly from the Nicholas Equity Income Fund (and not through a financial intermediary) currently utilize and the persons or entities that such shareholders currently contact to buy, redeem and exchange shares and otherwise manage their account will change. Current Nicholas Equity Income Fund shareholders will have access to a broad range of investment capabilities, enhanced technology, and client service resources offered by Janus and its affiliated service providers.
Q.
Are there any significant differences between the investment objectives and principal investment strategies and principal risks of the Nicholas Equity Income Fund and the Janus Fund?
A.
Generally, no. The Janus Fund has substantially similar investment objectives to the Nicholas Equity Income Fund. The Janus Fund’s primary investment objective is to seek to provide current income and it aims to provide a growing stream of income per share over time, whereas the Nicholas Equity Income Fund’s primary investment objective is to produce reasonable income. The Janus Fund’s secondary investment objective is to seek to provide long-term capital appreciation, whereas the Nicholas Equity Income Fund’s secondary investment objective is moderate long-term growth. The primary and secondary investment objectives of the Janus Fund are non-fundamental and can be changed by its Board of Trustees without a shareholder vote, whereas the primary investment objective but not the secondary investment objective of the Nicholas Equity Income Fund is fundamental and may not be changed without shareholder approval. The Janus Fund has substantially similar principal investment strategies and somewhat similar principal risks as the Nicholas Equity Income Fund, although there are minor differences. Although the Janus Fund and the Nicholas Equity Income Fund both invest primarily in equity securities of U.S. companies, the Nicholas Equity Income Fund also invests in corporate and government fixed-income securities. As such, the Nicholas Equity Income Fund is subject to the risks of investing in fixed-income securities whereas the Janus Fund is not. The Janus Fund invests primarily in larger, well-established companies, whereas the Nicholas Equity Income Fund invests in companies with small, medium and large market capitalizations. Additionally, the Janus Fund considers environmental, social and governance (“ESG”) risks and opportunities as part of its investment process, while the Nicholas Equity Income Fund does not. Furthermore, the Janus Fund may lend its portfolio securities, while the Nicholas Equity Income Fund does not. The Nicholas Equity Income Fund also includes other principal investments such as convertible securities, preferred stock, debt securities and real estate investment trusts (“REITs”) and other real estate-based securities. Accordingly, the Janus Fund but not the Nicholas Equity Income Fund includes risks related to ESG integration and securities lending; whereas the Nicholas Equity Income Fund but not the Janus Fund includes risks related to convertible securities, preferred stock, debt securities and REITs and other real-estate based securities. The Janus Fund also has risks related to value investing and growth securities, which the Nicholas Equity Income Fund does not. Otherwise, all risks of the Nicholas Equity Income Fund are also principal risks of the Janus Fund.
Q.
Are there any significant differences in the advisory fee of the Nicholas Equity Income Fund and the Janus Fund?
A.
As shown below, the advisory fee schedules of the Nicholas Equity Income Fund and the Janus Fund are generally comparable, with the Janus Fund having lower advisory fee rates at certain asset levels.

	Average Daily Net Assets of the Fund	Fee Rate
Nicholas Equity Income Fund	First $50 million Over $50 million	0.70% 0.60%
Janus Fund	First $2 Billion Over $2 Billion	0.60% 0.55%

Q.
Which share class of the Janus Fund will I receive in the Reorganization?
A.
Each shareholder of the Nicholas Equity Income Fund currently owns the same, single class of shares. By contrast, the Janus Fund offers multiple classes of shares to investors. The various classes of the Janus Fund shares all represent interests in the same portfolio of securities owned by the Janus Fund, but have different expenses and characteristics (such as shareholder servicing arrangements) that are intended to meet the needs of different types of investors.
As summarized in the table below, Nicholas Equity Income Fund investors who hold their shares directly rather than through a broker-dealer or financial institution (a “Processing Intermediary”) will receive Class D shares of the Janus Fund (to be held directly with Janus) following the Reorganization.
Nicholas Equity Income Fund investors who hold shares through a Processing Intermediary will receive either Class T or Class I shares. You will receive Class T shares if you hold shares of the Nicholas Equity Income Fund through a self-directed account on a supermarket platform. These accounts generally do not charge transaction fees for individual trades. You will receive Class I shares of the Janus Fund if you hold shares of the Nicholas Equity Income Fund through a Processing Intermediary, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms. Please contact (800) 525-3713 for additional information on the Janus Fund’s Class D shares or (877) 335-2687 for additional information on the Janus Fund’s Class I shares and Class T shares.

Nicholas Equity Income Fund	Janus Fund
Shares held directly with the Nicholas Equity Income Fund	Class D

Shares held through a Processing Intermediary, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms	Class I

Shares held through a self-directed account on a supermarket platform	Class T

Q.
Are there any differences in the total annual fund operating expenses of the Nicholas Equity Income Fund and the Janus Fund?
A.
Yes. As shown in the chart below, the total annual fund operating expenses, of the Janus Fund are expected to be higher than the Nicholas Equity Income Fund’s total annual fund operating expenses.

Total Annual Fund Operating Expenses

Nicholas Equity Income Fund	Janus Fund	Pro Forma Janus Fund*
0.69%	Class D: 0.81%	Class D: 0.78%
	Class T: N/A**	Class T: 0.92%*
	Class I: 0.77%	Class I: 0.76%
* Pro Forma figures are a combination of the fees and expenses of the Nicholas Equity Income Fund as of April 30, 2026 (annualized) and the Janus Fund as of September 30, 2026.
** Shares will be issued upon the closing of the Reorganization.
A comparison of the total annual fund operating expenses of the Nicholas Equity Income Fund and the Janus Fund is described in the “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.
Q.
Will there be any sales load, commission or other transactional fee in connection with the Reorganization?
A.
No. The total value of the shares of the Nicholas Equity Income Fund that you own will be exchanged for shares of the Janus Fund without the imposition of any sales load, commission or other transactional fee.
Q.
What are the expected federal income tax consequences of the Reorganization?
A.
The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. As a condition of closing, the Nicholas Equity Income Fund and the Janus Fund will receive an opinion of counsel to the effect that the Reorganization will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).
While there can be no guarantee that the U.S. Internal Revenue Service will adopt similar positions, it is expected, subject to the limited exceptions described in the Proxy Statement/Prospectus under the heading “Federal Income Tax Consequences,” that neither shareholders, nor the Nicholas Equity Income Fund, will recognize gain or loss as a direct result of the Reorganization, and the holding period for, and, with respect to shareholders of Nicholas Equity Income Fund, the aggregate tax basis of, the Janus Fund’s shares that you receive in the Reorganization will include the holding period for, and will be the same as the aggregate tax basis of, the shares that you surrender in the Reorganization. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.
Prior to the closing date of the Reorganization, the Nicholas Equity Income Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date of the Reorganization.
Q.
Has the Nicholas Board considered the Reorganization, and how do they recommend that I vote?
A.
The Nicholas Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Nicholas Equity Income Fund, has carefully considered the Reorganization and unanimously recommends that you vote “FOR” the Reorganization. A summary of the considerations of the Nicholas Board in making this recommendation is provided in the “Board Considerations” section of the Proxy Statement/Prospectus.
Q.
What is the anticipated timing of the Reorganization?
A.
A special meeting of shareholders of the Nicholas Equity Income Fund will be held on [February 26, 2027] (together with any postponements or adjournments thereof, the “Meeting”). If shareholders of the Nicholas Equity Income Fund approve the Reorganization, and shareholders of the three other Nicholas-advised Funds, approve their respective reorganization proposals, it is anticipated that the Reorganization will occur as soon as practicable thereafter.
Q.
Will there be any significant portfolio transitioning in connection with the Reorganization?

A.
The Janus Fund will employ substantially similar investment objectives, investment strategies and investment processes as the Nicholas Equity Income Fund. A portion of the Nicholas Equity Income Fund portfolio will be repositioned in advance of the Reorganization. To the extent there are transaction costs associated with repositioning the Nicholas Equity Income Fund’s portfolio prior to the Reorganization, such costs will be borne by the Nicholas Equity Income Fund.  To the extent there are transaction costs associated with portfolio repositioning after the Reorganization, such costs will be borne by the Janus Fund.  Janus anticipates that the portfolio managers of the Janus Fund will complete all remaining repositioning of the portfolio around the time following the Reorganization, consistent with the investment approach used with respect to the Janus Fund’s strategy. Such repositioning will be effected in a manner that minimizes shareholder impact to the extent practicable.
Brokerage commissions and other transaction costs associated with repositioning Nicholas Equity Income Fund in advance of the Reorganization are estimated to be $39,810 or $0.002 per Nicholas Equity Income Fund share (0.009% of the net assets of the Nicholas Equity Income Fund as of September 30, 2026). These estimates are subject to change based on market conditions and other factors.
The Nicholas Equity Income Fund’s portfolio repositioning prior to Reorganization may result in the Fund realizing capital gains. Based on market values and net assets as of September 30, 2026, realized capital gains as a result of the repositioning prior to the Reorganization are estimated at $57.221 million (12.8% of net assets of the Nicholas Equity Income Fund) on an aggregate basis or $2.93 per Nicholas Equity Income Fund share.  Actual market prices and gains or losses experienced in connection with the Reorganization will depend upon market conditions at the time of its portfolio repositioning.
Brokerage commissions, other transaction costs, and capital gains realization associated with repositioning Nicholas Equity Income Fund following the Reorganization are expected to be de minimis. These estimates are subject to change based on market conditions and other factors.
Q.
What will happen if shareholders of the Nicholas Equity Income Fund do not approve the Reorganization?
A.
If the shareholders of the Nicholas Equity Income Fund do not approve the proposed Reorganization of the Nicholas Equity Income Fund, or if shareholders of the three other Nicholas-advised funds do not approve their respective reorganization proposals, then the Reorganization of the Nicholas Equity Income Fund may not be implemented and the Nicholas Board will consider other alternatives to the Reorganization, including continuing the Nicholas Equity Income Fund or liquidating the Nicholas Equity Income Fund.
Q.
What if I do not wish to participate in the Reorganization?
A.
If you do not wish to have the shares of your Nicholas Equity Income Fund exchanged for shares of the Janus Fund as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you hold shares in a taxable account, you will generally recognize a taxable gain or loss equal to the difference between your tax basis in the shares and the amount you receive for them.
Q.
Why are you sending me the Proxy Statement/Prospectus?
A.
You are receiving a Proxy Statement/Prospectus because you own shares in the Nicholas Equity Income Fund and have the right to vote on the very important proposal described therein concerning your Nicholas Equity Income Fund. The Proxy Statement/Prospectus contains information that you should know before voting on the proposed Reorganization and which, if such proposed Reorganization is approved and shareholders of the other Nicholas-advised Funds approve their respective reorganization proposals, will result in your investment in the Janus Fund. The document is both a proxy statement of the Nicholas Equity Income Fund and also a prospectus for the Janus Fund.
Q.
Will either Fund pay direct fees or expenses associated with the proposed Reorganization?
A.
No. Neither the Nicholas Equity Income Fund nor Janus Fund will bear these costs. The costs of the Reorganization will be split between Janus and Nicholas up to an agreed-upon threshold, and for costs that exceed the agreed-upon threshold, borne by Nicholas. The Janus Fund will bear certain organizational and offering costs in connection with the creation and issuance of new shares, but these costs will be subject to the limits on the Janus Fund’s total annual fund operating expenses described in the “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.
However, the Nicholas Equity Income Fund will bear any brokerage commissions, transaction costs, and similar expenses in connection with any purchases or sales of securities related to portfolio repositioning in connection with the Reorganization, as further described above in “Will there be any significant portfolio transitioning in connection with the Reorganization?”

Q.
What is the required vote to approve the Proposal?
A.
For the Nicholas Equity Income Fund, shareholder approval of the Proposal requires the affirmative vote of more than 50% of the outstanding shares of the Fund.
Q.
How do I vote my shares?
A.
For your convenience, there are several ways you can vote:
●
Voting at the Meeting: You may vote in person at the Meeting on [February 26, 2027].
●
Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card, and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal, as recommended by the Nicholas Board, and in their best judgment on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the internet or by attending the Meeting and voting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting and vote, or legally appoint another proxy to vote on your behalf.
●
If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.
●
Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement/Prospectus.
Q.
Whom should I call for additional information about the Reorganization or the Proxy Statement/Prospectus?
A.
If you need any assistance, or have any questions regarding the Reorganization or how to vote your shares, please call [our solicitor, Alliance Advisors, LLC, toll-free at 1-877-202-0594].

 THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Nicholas Equity Income Fund, Inc. 411 East Wisconsin Avenue Milwaukee, Wisconsin 53202 (800) 544‑6547	Janus Investment Fund 151 Detroit Street Denver, CO 80209 (800) 525-3713 (if you hold Class D Shares) (877) 335-2687 (if you hold shares through a plan sponsor, broker-dealer, or other intermediary)

PROXY STATEMENT/PROSPECTUS
[December__, 2026]
Introduction
This Proxy Statement/Prospectus is being furnished to shareholders of the series of Nicholas Equity Income Fund, Inc. (the “Nicholas Equity Income Fund”) as set forth in the chart below in connection with the solicitation by the Board of Directors of the Nicholas Equity Income Fund (the “Nicholas Board”) of proxies to be used at a special meeting of the shareholders of the Nicholas Equity Income Fund, which will be held on [February 26, 2027] at [___ PM] (Central Time) (together with any postponements or adjournments thereof, the “Meeting”). At the Meeting, shareholders of the Nicholas Equity Income Fund are being asked to consider the following proposal:
PROPOSAL: To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Nicholas Equity Income Fund into an existing series of Janus Investment Fund, the Janus Henderson U.S. Dividend Income Fund (the “Janus Fund”), as set forth in the chart below, including: (i) the transfer of all of the assets of the Nicholas Equity Income Fund to the Janus Fund solely in exchange for shares of the Janus Fund and the assumption by the Janus Fund of all of the liabilities of the Nicholas Equity Income Fund; (ii) the distribution of shares of the Janus Fund to shareholders of the Nicholas Equity Income Fund in complete liquidation of the Nicholas Equity Income Fund; and (iii) the cancellation of the outstanding shares of the Nicholas Equity Income Fund (all of the foregoing being referred to as the “Reorganization”).

Nicholas Equity Income Fund	Janus Fund and Relevant Share Classes
Shares held directly with the Nicholas Equity Income Fund	Class D

Shares held through a broker-dealer or financial institution, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms
Class I

Shares held through a self-directed account on a supermarket platform	Class T

This Proxy Statement/Prospectus contains information that shareholders of the Nicholas Equity Income Fund should know before voting on the proposal that is described herein, and should be retained for future reference. It is both the proxy statement of the Nicholas Equity Income Fund and also a prospectus for the Janus Fund. The Nicholas Equity Income Fund is a registered open-end management investment company and the Janus Fund is a series of a registered open-end management investment company. We sometimes refer to the Nicholas Equity Income Fund and the Janus Fund collectively as the “Funds” and to each series individually as a “Fund.”
1

The Reorganization of the Nicholas Equity Income Fund with and into the Janus Fund as described in the Reorganization Agreement will involve three steps:
●
In accordance with the terms of the Reorganization Agreement, the transfer by the Nicholas Equity Income Fund of all of its assets to the Janus Fund, the assumption by the Janus Fund of all of the liabilities of the Nicholas Equity Income Fund, and the issuance of shares of the Janus Fund to the Nicholas Equity Income Fund equal to the aggregate net asset value (“NAV”) of the Nicholas Equity Income Fund’s shares owned by the Nicholas Equity Income Fund’s shareholders on the closing date of the Reorganization;
●
the pro rata distribution of shares of the same or a comparable class of the Janus Fund to the shareholders of record of the Nicholas Equity Income Fund as of the closing date of the Reorganization and the cancellation of the outstanding shares of the Nicholas Equity Income Fund held by such shareholders, as permitted by the organizational documents of the Nicholas Equity Income Fund and applicable law; and
●
the winding up of the affairs of the Nicholas Equity Income Fund and dissolution under applicable law.
If shareholders approve the Reorganization Agreement and certain other closing conditions are satisfied or waived, including approval of related reorganization proposals by the shareholders of the  other Nicholas-advised Funds, the total value of the Janus Fund shares that you will receive after the closing of the Reorganization (in accordance with the terms of the Reorganization Agreement) will be the same as the total value of the shares of the Nicholas Equity Income Fund that you held immediately prior to the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, meaning that you should not be required to pay any federal income tax in connection with the Reorganization. No sales charges, redemption fees or minimum investment amounts will be imposed in connection with the Reorganization.
The Nicholas Board has fixed the close of business on [November 30, 2026] as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Nicholas Equity Income Fund on the Record Date will be entitled to one vote for each full share of the Nicholas Equity Income Fund held, and a proportionate fractional vote for each fractional share. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about [December __, 2026] to all shareholders entitled to vote at the Meeting.
After careful consideration of the proposed Reorganization, the Nicholas Board has unanimously approved the Reorganization Agreement and the Reorganization and has determined that it is in the best interest of the Nicholas Equity Income Fund and its shareholders. If shareholders of the Nicholas Equity Income Fund do not approve the Reorganization, the Nicholas Board will consider what further action is appropriate, which may include liquidation of the Nicholas Equity Income Fund.
Additional information about the Funds is available in the:
●
Prospectuses for the Nicholas Equity Income Fund and the Janus Fund;
●
Annual and Semi-Annual Reports to Shareholders and annual and semi-annual financial statements and other information of the Nicholas Equity Income Fund and the Janus Fund;
●
Statements of Additional Information (each, an “SAI”) for the Nicholas Equity Income Fund and the Janus Fund; and
●
SAI relating to this Proxy Statement/Prospectus.
Exhibit A contains a list of the specific prospectuses incorporated by reference into the Proxy Statement/Prospectus.
These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The prospectus of the Nicholas Equity Income Fund is incorporated herein by reference and is legally deemed to be part of this Proxy
2

Statement/Prospectus. A copy of the prospectus for the Janus Fund that corresponds to the Nicholas Equity Income Fund accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and is deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated by reference and is deemed to be part of this document and is available upon oral or written request from the Janus Fund, at the address and toll-free telephone number noted below. The Nicholas Equity Income Fund’s prospectus and the most recent Annual Report and Semi-Annual Report to Shareholders of the Nicholas Equity Income Fund have been previously mailed to shareholders and are available, along with other information such as the Fund’s financial statements, on the Nicholas Equity Income Fund’s website at https://www.nicholasfunds.com. The Janus Fund’s most recent Annual Report and Semi-Annual Report to Shareholders of the Janus Fund and other information such as the Fund’s financial statements are available on the Janus Fund’s website at https://janushenderson.com/info.
For the Nicholas Equity Income Fund, copies of all of these documents are available upon request without charge by calling 800-544-6547 (toll-free) or by writing to the Nicholas Equity Income Fund at 411 E. Wisconsin Ave., Milwaukee, Wisconsin 53202.  For the Janus Fund, copies of all of these documents are available upon request without charge by calling a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares of the Janus Fund), via the Internet at janushenderson.com/info, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.
Information about the Nicholas Equity Income Fund and the Janus Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.
These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
3

i

PROPOSAL:
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
Summary
Nicholas Company, Inc. (“Nicholas”), as investment adviser to the Nicholas Equity Income Fund, is proposing a reorganization of the Nicholas Equity Income Fund into the Janus Fund, a series of Janus Investment Fund (the “Reorganization”). Nicholas recommended that the Nicholas Board approve the Reorganization in connection with its decision to exit the mutual fund investment advisory business. Nicholas proposed the Reorganization after reviewing other potential reorganizations and alternatives to a reorganization such as liquidation. As part of that process, Nicholas determined that the Reorganization, and the proposed reorganizations of other Nicholas - advised mutual funds (together with Nicholas Equity Income Fund, the “Nicholas Funds”) into similar series of Janus Investment Fund, were in the best interests of shareholders of the Nicholas Funds and would give such shareholders access to a large and stable mutual fund platform. The Nicholas Board, on behalf of the Nicholas Equity Income Fund, unanimously approved the Reorganization, subject to approval by shareholders of the Nicholas Equity Income Fund and the satisfaction of other closing conditions. In the Reorganization, the Nicholas Equity Income Fund will transfer its assets and liabilities to the Janus Fund. The Janus Fund will then issue shares to the Nicholas Equity Income Fund, which will distribute such shares to shareholders of the Nicholas Equity Income Fund. Any shares you own of the Nicholas Equity Income Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable share class, of the Janus Fund having an aggregate value equal to the value of your shares of the Nicholas Equity Income Fund (even though the NAV per share may differ). It is expected that no gain or loss will be recognized by any shareholder of the Nicholas Equity Income Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, the Reorganization is expected to occur as soon as practicable thereafter.

Reasons for the Reorganization
The Nicholas Board considered the proposed Reorganization and the Reorganization Agreement associated therewith at a board meeting held in August and on October 13, 2026.  Based upon the recommendations of Nicholas, the Nicholas Board’s evaluation of the terms of the Reorganization Agreement, and other relevant information presented to the Nicholas Board in advance of the meetings, and in light of its fiduciary duties under federal and state law, the Nicholas Board, including all of the Directors who are not “interested persons” of the Nicholas Equity Income Fund under the Investment Company Act of 1940, as amended (the “1940 Act”), determined that the Reorganization was in the best interests of the Nicholas Equity Income Fund and its shareholders.
For a more complete discussion of the factors considered by the Nicholas Board in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Comparison of Investment Objectives and Principal Investment Strategies
The principal investment objectives of the Nicholas Equity Income Fund and the Janus Fund are substantially similar. The Nicholas Equity Income Fund’s primary investment objective is to produce reasonable income, whereas the Janus Fund’s primary investment objective is to seek to provide current income and aim to provide a growth stream of income per share over time. The Nicholas Equity Income Fund’s secondary investment objective is moderate long-term growth, whereas the Janus Fund’s secondary investment objective is to seek to provide long-term capital appreciation. Both the primary and secondary investment objectives of the Janus Fund are non-fundamental and can be changed by its Board of Trustees without a shareholder vote, whereas the primary investment objective but not the secondary investment objective of the Nicholas Equity Income Fund is fundamental and may not be changed without a shareholder vote.

The principal investment strategies of the Nicholas Equity Income Fund and the Janus Fund are substantially similar. Both Funds seek to meet their investment objectives by investing primarily in equity securities. The Nicholas Equity Income Fund seeks to meet its investment objectives by investing primarily in income-producing equity securities (including common stocks, preferred stocks and convertible securities) and corporate and government fixed income investments (including notes, bonds and debentures). In particular, to achieve its primary investment objective, the Nicholas Equity Income Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), and to achieve its secondary objective, the Nicholas Equity Income Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index. The Nicholas Equity Income Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Janus Fund seeks to meet its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of dividend-paying equity securities of U.S. companies. For purposes of this investment policy, the Janus Fund deems an issuer to be economically tied to the

United States if one of more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal business office or principal trading market of its equity is located in, the United States; (ii) a majority of the issuer’s revenues are derived from the United States; or (iii) a majority of the issuer’s assets are located in the United States. Further, the Janus Fund generally invests in a core group of approximately 40-60 equity securities, including common stocks and will invest primarily in larger, well-established companies.

The investment process of the Janus Fund and Nicholas Equity Income Fund are substantially similar. Both Funds employ a fundamental quantitative analysis in selecting investments. In selecting investments, the Nicholas Equity Income Fund performs a credit analysis on the credit quality of issuers and considers, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. In selecting investments, the Janus Fund primarily seeks to identify high-quality companies with the ability to grow revenue and cash flows and produce growing dividend streams through disparate economic environments based on an analysis of a broad range of metrics, including returns on invested capital, balance sheet strength, and revenue growth potential. However, the Janus Fund but not the Nicholas Equity Income Fund considers environmental, social and governance (“ESG”) risks and opportunities that it believes are financially material, alongside other fundamental investment factors as part of its investment process. Furthermore, the Janus Fund but not the Nicholas Equity Income Fund generally considers selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case; or if, in the portfolio manager’s opinion, it has become overvalued or if a superior investment opportunity arises.

The Nicholas Equity Income Fund but not the Janus Fund may invest in corporate and government fixed income securities. For purposes of the Nicholas Equity Income Fund’s fixed income investments, corporate fixed income investments may include investment grade and non-investment grade fixed income securities (“junk bonds”) and government fixed income securities include obligations supported by the full faith and credit of the United States, such as U.S. Treasury obligations and obligations of certain instrumentalities and agencies, and mortgage-backed and related securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or issued or guaranteed by private issuers or guarantors equivalent to the quality standards of corporate fixed income securities, and other government securities. The Nicholas Equity Income Fund limits its investments in non-investment grade preferred stocks, convertible securities and debt securities to 20% of its total assets. Additionally, the Nicholas Equity Income Fund invests in both short-term and long-term debt securities and is not limited as to the maturities of the securities in which it invests.

The Nicholas Equity Income Fund but not the Janus Fund may also invest in real estate investment trusts (“REITs”) and other real estate-based securities.

The investment objectives and principal investment strategies of the Nicholas Equity Income Fund can be found in the Nicholas Equity Income Fund prospectus that you received upon purchasing shares in the Nicholas Equity Income Fund and any updated prospectuses that you may have subsequently received. The investment objectives and principal investment strategies of the Janus Fund can be found in the Janus Fund’s prospectus, which is enclosed with this Proxy Statement/Prospectus.

Principal Risks Associated with the Janus Fund
The Nicholas Equity Income Fund and the Janus Fund are subject to somewhat similar principal investment risks.  The Nicholas Equity Income Fund discloses risks for investing in fixed income securities (e.g., credit risk, interest rate risk, investments in unrated debt securities, high yield bond market risk and call risk), preferred stock and convertible investments, REITs and other real-estate based securities, which the Janus Fund does not disclose. The Janus Fund discloses principal risks for investing in “value” and “growth” securities, large-sized companies and dividend-oriented stocks, as well as principal risks associated with issuer concentration, a small number of shareholders holding shares of the Janus Fund, consideration of ESG factors and securities lending, which the Nicholas Equity Income Fund does not disclose. Otherwise, the principal risks associated with an investment in the Janus Fund are somewhat similar to the risks associated with an investment in the Nicholas Equity Income Fund, although the Janus Fund may describe such risks somewhat differently. A summary of certain principal risks for the Janus Fund is included below. The Janus Fund may be subject to other principal risks that are not identified below. The enclosed prospectus of the Janus Fund contains a discussion of the principal risks of the Janus Fund. For more information on the risks associated with the Janus Fund, see the “Principal Investment Strategies” and “Principal Investment Risks” sections of the Janus Fund’s prospectus and “Investment Strategies and Risks” section of the Janus Fund’s SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain a copy of the SAI.

Principal Risks of the Janus Fund:

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.

Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.

Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Risk. To the extent a substantial percentage of the shares of the Fund are held by a small number of shareholders, including “fund of funds” or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem the Fund’s shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.

ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different or inconsistent methodologies, or be applied differently across issuers and industries.

Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Comparison of Fundamental Investment Restrictions
The 1940 Act requires fundamental investment restrictions relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries. Fundamental investment restrictions of a fund cannot be changed without shareholder approval. The Nicholas Equity Income Fund and the Janus Fund have substantially similar fundamental investment restrictions. As part of the proposed Reorganization, the current fundamental investment restrictions of the Janus Fund will continue in the combined fund. A chart providing a side-by-side comparison of each fundamental investment restriction can be found on Exhibit B.

Janus does not anticipate that the differences between the fundamental investment restrictions for the Nicholas Equity Income Fund and the Janus Fund create additional material risk to the Janus Fund or will affect the way the Janus Fund is managed relative to the Nicholas Equity Income Fund.

Both the Nicholas Equity Income Fund and the Janus Fund may be subject to other investment restrictions that are not identified above. The full list of the Nicholas Equity Income Fund’s and the Janus Fund’s investment restrictions may be found in its respective SAI. See the cover page of this Proxy Statement/Prospectus for a description of how you can obtain a copy of the Nicholas Equity Income Fund’s SAI.

Comparison of Fees and Expenses
The following table compares the shareholder fees and annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Nicholas Equity Income Fund with the shareholder fees and pro forma expense ratios of the Janus Fund. Pro forma expense ratios of the Janus Fund give effect to the Reorganization. The pro forma expense ratios shown project anticipated expenses, but actual expenses may be greater or less than those shown.

	Nicholas Equity Income Fund as of April 30, 2026	Janus Fund as of September 30, 2026		Pro Forma Janus Fund as of September 30, 2026*
Shareholder Fees † (fees paid directly from your investment)	Nicholas Equity Income Fund reorganizing into Janus Fund	Class D	Class I	Class D	Class T	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	NONE	NONE	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE	NONE	NONE	NONE	NONE
Wire Redemption Fee	$15.00	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE	NONE
ANNUAL FUND OPERATING EXPENSES ‡ (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service Rule 12b-1 Fees	NONE	NONE	NONE	NONE	NONE	NONE
Other Expenses[1]	0.08%	0.42%	0.46%	0.18%	0.32%[2]	0.16%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	0.69%	1.02%	1.06%	0.78%	0.92%	0.76%
Fee Waiver and/or Expense Reduction/ Reimbursement	NONE	(0.22)%	(0.30)%	NONE	NONE	NONE
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement	0.69%[2]	0.81%[3]	0.77%[3]	0.78%[3]	0.92%[3]	0.76%[3]

Footnotes to Fee Table:
*       Pro Forma figures are a combination of the fees and expenses of the Nicholas Equity Income Fund as of April 30, 2026 (annualized) and the Janus Fund as of September 30, 2026.
†
Details regarding sales charges imposed on purchases and CDSCs can be found in the “Comparison of Share Classes and Distribution Arrangements” section of this Proxy Statement/Prospectus.
‡
There is no guarantee that actual expenses will be the same as those shown in the table. Pro Forma expenses of the Janus Fund are based on estimated amounts for the current fiscal year. The costs of the Reorganization will be split between Janus and Nicholas up to an agreed-upon threshold, and for costs that exceed the agreed-upon threshold, borne by Nicholas, provided that the Janus Fund will bear its own organization and offering costs incurred in connection with the creation and issuance of new shares, but these costs will be subject to the limits on the Janus Fund’s total annual fund operating expenses. These reorganization expenses have not been reflected in the tables above.
1.
For the Nicholas Equity Income Fund, “Other Expenses” are based on Nicholas Equity Income Fund assets under management as of April 30, 2026. For the Janus Fund, “Other Expenses” are based on Janus Fund assets under management as of September 30, 2026.
2.
Because the Janus Fund’s Class T Shares have not been previously offered, “Other Expenses” for the Janus Fund’s Class T Shares have been estimated.
3.
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Janus Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed [0.68% for at least a one-year period following the closing of the Reorganization]. This contractual waiver may be terminated or modified only at the discretion of the Janus Board.
The table below displays the current expense limitations and their terms for the Nicholas Equity Income Fund and pro forma Janus Fund:
	Class I	Expires		Class D	Class T	Class I	Expires
Nicholas Equity Income Fund	NONE	N/A	Janus Fund	[0.68%	0.68%	0.68%]	at least one year from closing of the Reorganization

Expense Example
The Examples are intended to help you compare the costs of investing in different classes of the Nicholas Equity Income Fund and the Janus Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of the Janus Fund after giving effect to the Reorganization of the Nicholas Equity Income Fund into the Janus Fund are also provided. All costs are based upon the information set forth in the table above.

The Examples assume that you invest $10,000 for the time periods indicated and show the expenses that you would pay if you redeem all of your shares at the end of those time periods. The Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.

Any applicable fee waivers and/or expense reimbursements are reflected in the below Examples for the first year only for the Nicholas Equity Income Fund and the Janus Fund. The pro forma numbers contemplate that Janus has contractually agreed to waive advisory fees and/or reimburse expenses for at least a one-year period commencing on the closing of the Reorganization. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Nicholas Equity Income Fund as of April 30, 2026
reorganizing into Janus Fund	$72	$224	$390	$871

Janus Fund as of September 30, 2026
Class D	$83	$304	$543	$1,229
Class I	$79	$308	$557	$1,268

Pro Forma Janus Fund as of September 30, 2026
Class D	$80	$249	$433	$966
Class T*	$94	$293	$509	$1,131
Class I	$78	$243	$422	$942

*The Janus Fund’s Class T shares will be issued upon the closing of the Reorganization.

The Examples are not a representation of past or future expenses. The Nicholas Equity Income Fund’s and Janus Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Nicholas Equity Income Fund’s or the Janus Fund’s projected or actual performance.

Janus is permitted to seek reimbursement from the Janus Fund, subject to limitations, for management fees waived and Fund expenses paid within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Janus Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred or (ii) the current expense cap, whichever is less.

Comparison of Investment Performance

Performance

Nicholas Equity Income Fund

The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the total return of the Fund’s shares for the last ten calendar years.(1) Updated performance information for the Fund is available at www.nicholasfunds.com.

The performance table that follows shows the average annual total returns for the one, five and ten year periods ending on December 31, 2025 (the Nicholas Equity Income Fund’s most recently completed calendar year), compared to the returns of broad measures of market performance and the performance average of similar mutual funds. Effective February 28, 2026, the Nicholas Equity Income Fund added the Russell 1000 Value Index as a benchmark and removed the Lipper Equity Income Fund Objective. Nicholas believes the Russell 1000 Value Index is a more appropriate benchmark rather than a peer group. The Nicholas Equity Income Fund may continue to reference peer group information for comparative purposes; however, the Russell 1000 Value Index better reflects the Nicholas Equity Income Fund’s investment universe. Past performance (before and after taxes) will not necessarily continue in the future. The table also shows the average annual total returns for the Nicholas Equity Income Fund after taxes on distributions and after taxes on distributions and the redemption of all of your Nicholas Equity Income Fund shares. After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Nicholas Equity Income Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1)
The Fund’s fiscal year end is October 31.

Annual Total Returns as of December 31, 2025

Calendar Year Total Returns as of December 31, 2025 –

Best Quarter

Worst Quarter
Q2 June 30, 2020: 15.86%

Q1 March 31, 2020: (21.55)%

Year-to-Date as of September 30, 2026: 4.91%

Average Annual Total Returns for the periods ended December 31, 2025

Share Class	One Year	Five Years	Ten Years
Return Before Taxes	9.60%	8.63%	9.99%
Return After Taxes on Distributions	7.34%	6.96%	8.01%
Return After Taxes on Distributions and Sale of Fund Shares	6.61%	6.53%	7.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Lipper Equity Income Fund Objective (reflects no deduction for taxes)	13.22%	10.61%	10.28%

Janus Fund

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for Class I shares and Class D shares for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Fund. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687 (or janushenderson.com/allfunds or by calling 1-800-525-3713 for Class D Shares).

Annual Total Returns as of December 31, 2025 – Class I

Calendar Year Total Returns as of December 31, 2025 – Class I

Best Quarter

Worst Quarter
Q3 2024: 9.29%

Q3 2023: (2.77)%

Year-to-Date as of September 30, 2026: 17.79%

Average Annual Total Returns for the periods ended December 31, 2025

Share Class	One Year	Since Inception
Class I
Return Before Taxes	17.79%	13.09%
Return After Taxes on Distributions	16.86%	12.19%
Return After Taxes on Distributions and Sale of Fund Shares	11.14%	10.14%
Class D	17.68%	13.01%
Class T[1]	N/A	N/A
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	22.71%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	14.26%
S&P 500® Dividend Aristocrats Index (reflects no deduction for fees, expenses or taxes)	7.28%	7.71%

1.
Class T Shares of the Janus Fund will be issued upon the closing of the Reorganization.

The Fund’s broad-based benchmark index is the Russell 1000 Index, due to regulatory requirements. The Fund’s additional benchmark indices are the Russell 1000 Value Index and effective July 28, 2025, the S&P 500 Dividend Aristocrats Index, which have investment characteristics similar to those of the Fund. The indices are described below.
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The Russell 1000 Index measures the performance of the large-segment of the U.S. equity universe.
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The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
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The S&P 500 Dividend Aristocrats Index measures the performance of S&P 500 companies that have increased dividends every year for the last 25 consecutive years.

After tax returns are calculated using the historically highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the proceeding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plans or an IRA.

After-tax returns are only shown for Class I shares of the Janus Fund. After-tax returns for the other classes of shares will vary from those shown for Class I shares due to varying sales charges (as applicable), fees, and expenses among the classes.

If the Reorganization is approved, the Janus Fund will be the performance survivor of the Reorganization and, as a result, the historical performance of the Janus Fund will continue after it has combined with the Nicholas Equity Income Fund. The Janus Fund will continue to pursue its investment objective and be managed consistent with its strategies.

Comparison of Portfolio Managers

The Nicholas Equity Income Fund is managed by Mr. David O. Nicholas and Mr. Paul J. Knych. A description of the employment history of these portfolio managers and the performance returns of the Nicholas Equity Income Fund is included in the prospectus and shareholder reports of the Nicholas Equity Income Fund. The cover page of this Proxy Statement/Prospectus describes how you can obtain a copy of the Nicholas Equity Income Fund’s prospectus and Annual and Semi-Annual Shareholder Reports.

The Janus Fund is managed by Jeremiah Buckley, CFA. Mr. Buckley will continue to provide the day-to-day management of the Janus Fund if the Reorganization is approved and consummated. The “Portfolio Management” section of the prospectus enclosed with this Proxy Statement/Prospectus describes the employment history of the portfolio managers of the Janus Fund.

Comparison of Investment Advisers

Nicholas, located at 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the current investment adviser of the Nicholas Equity Income Fund. Janus, located at 151 Detroit Street, Denver, Colorado 80206, will be the investment adviser of the Janus Fund following the Reorganization. Janus is an indirect wholly-owned subsidiary of Janus Henderson Group Ltd. ("JHG"). As of June 30, 2026, JHG has approximately $500 billion in assets under management.

Subject to the general supervision of the Nicholas Board, Nicholas is responsible for managing the Nicholas Equity Income Fund in accordance with its investment objectives and policies. Nicholas also maintains certain related records for the Nicholas Equity Income Fund. Following the Reorganization, subject to the general supervision of the Board of Trustees of the Janus Investment Fund (the “Janus Board”), Janus will be responsible for managing the Janus Fund in accordance with its investment objective and policies. Janus will also maintain related records for the Janus Fund.

A discussion of the Janus Board’s consideration and approval of the Investment Management Agreement for the Janus Fund is available in the Janus Fund’s report filed on Form N-CSR for the fiscal period ended March 31, 2026.

Comparison of Investment Advisory Arrangements. The services described in the advisory agreement for the Janus Fund will be substantially the same as the services described in the advisory agreement for the Nicholas Equity Income Fund.

The Investment Advisory Agreements (each, an “Advisory Agreement,” and together, the “Advisory Agreements”) for the Janus Fund and the Nicholas Equity Income Fund are substantially similar. The key differences between the Advisory Agreements for the Janus Fund and the Nicholas Equity Income Fund include: (i) the Janus Fund’s Advisory Agreement includes additional provisions on the services provided by the adviser; (ii) the Nicholas Equity Income Fund’s Advisory Agreement includes a provision prohibiting the adviser and its shareholders, officers, directors, or employees from taking a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase, or in connection with the original capitalization of the Fund; (iii) the Janus Fund’s Advisory Agreement includes provisions related to the engagement of one or more sub-adviser; and (iv) other stylistic and immaterial differences in the duties and expenses as described under each agreement.

The services described in the Advisory Agreement for the Janus Fund will be substantially the same as the services described in the Advisory Agreement for the Nicholas Equity Income Fund, however the Advisory Agreement for the Nicholas Equity Income Fund contains additional provisions regarding the services provided that are not contained in the Advisory Agreement for the Janus Fund. For example, the Advisory Agreement for the Nicholas Equity Income Fund provides that the adviser may, on occasion when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other customers (including any other investment company or advisory account for which the adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain a more favorable net price or execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers. In addition, the Advisory Agreement for the Nicholas Equity Income Fund explicitly provides that the adviser shall have the full authority in name and on behalf of the Fund, to attend, act and vote at any meeting of shareholders of any company of which the Fund may own shares of stock of record or beneficially, and to give voting directions to the record shareholder of any such stock beneficially owned. In addition, while each Advisory Agreement authorizes the adviser to perform or arrange administration services in connection with the Fund’s operations, the Advisory Agreement for the Nicholas Equity Income Fund specifically permits the adviser to provide the Fund with personnel to perform certain executive, administrative and clerical services, arrange for the preparation of all required tax returns, reports filed with the SEC and other regulatory authorities, preparation and submission of reports to existing shareholders, and periodic updating of the Prospectus and Statement of Additional Information. The Advisory Agreement for the Nicholas Equity Income Fund also explicitly permits the adviser to provide the Fund with adequate office space and all necessary office equipment and services, including telephone services, heat, utilities, stationary supplies and similar items. Janus does not expect these differences to result in any material differences in the services provided by Janus to the Funds or material changes in the manner in which the Funds are managed.

Additionally, the Advisory Agreement for the Nicholas Equity Income Fund includes detailed provisions regarding the adviser’s reimbursement of the Fund. For example, the Advisory Agreement specifies that the adviser is not obligated to pay any expenses of or for the Fund that are not expressly assumed pursuant to the Advisory Agreement. It also explicitly provides that the adviser shall reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses, exceed the lowest percentage of the Fund’s average net assets established by the laws of the states in which the Fund’s shares are registered for sale, as determined by the Fund at the end of the fiscal year. In addition, the Nicholas Equity Income Fund’s Advisory Agreement provides that the adviser may from time to time at its option (but shall be under no obligation to) voluntarily assume or undertake to reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the adviser nor that any such voluntary assumption or undertaking may be discontinued or modified at any time by the adviser.

In addition, the Advisory Agreement for each of the Janus Fund and Nicholas Equity Income Fund both provide that the Funds will pay the expenses related to the offer or sale of shares and operations. The Advisory Agreement for the Janus Fund specifies that the Janus Investment Fund will also pay the compensation and related expenses of the Chief Compliance Officer of the Janus Investment Fund and compliance staff, as authorized from time to time by the Trustees; compensation (and any out-of-pocket expenses as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the adviser, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions).

The Janus Investment Fund and Janus have received an exemptive order from the SEC that permits the adviser, subject to approval of the Trustees, to appoint or replace certain sub-advisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (a “manager-of-managers structure”). While Janus does not intend to delegate any of its duties for the Janus Fund to a sub-adviser prior to the closing of the Reorganization, it may do so in the future. The Advisory Agreement for the Nicholas Equity Income Fund does not provide for the delegation of duties to a sub-adviser. The Advisory Agreement for the each of the Nicholas Equity Income Fund and Janus Fund permits termination of the Agreement by the adviser upon 60 days’ written notice to the Fund.

The advisory fee payable by the Janus Fund is 0.60% of the first $2.0 billion of the Fund’s average daily net assets and 0.55% of the average daily net assets of the Fund in excess of $2.0 billion. The Nicholas Equity Income Fund’s advisory fee rate, based on the average net asset value of the Fund, is 0.70% of such net asset value up to and including $50.0 million, and 0.60% of such net asset value of the Fund in excess of $50.0 million.

Comparison of Other Service Providers
There are no material differences in the types of services provided by the Janus Fund’s service providers and the Nicholas Equity Income Fund’s service providers. The following table identifies the principal service providers that service the Nicholas Equity Income Fund and the Janus Fund:

	Nicholas Equity Income Fund	Janus Fund
Distributor	Quasar Distributors, LLC	Janus Henderson Distributors US LLC
Fund Administrator/Fund Accountant	Nicholas Company, Inc./U.S. Bancorp Fund Services, LLC	Janus Henderson Investors US LLC
Transfer/Shareholder Servicing Agent	U.S. Bancorp Fund Services, LLC	Janus Henderson Services US LLC
Custodian	U.S. Bank, N.A.	JPMorgan Chase Bank, N.A.
Independent Registered Public Accounting Firm	Deloitte & Touche LLP	PricewaterhouseCoopers LLP
Fund Counsel	Michael Best & Friedrich LLP	Vedder Price, P.C.

Comparison of Share Classes and Distribution Arrangements
The Nicholas Equity Income Fund will be reorganized into one of the share classes of the Janus Fund as described further below.

Nicholas Equity Income Fund	Janus Fund
Shares held directly with the Nicholas Equity Income Fund	Class D

Shares held through a broker-dealer or financial institution, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms
Class I

Shares held through a self-directed account on a supermarket platform	Class T

The following section describes the different distribution arrangements and eligibility requirements among the various share classes of the Nicholas Equity Income Fund and the Janus Fund.

Distribution Arrangements. Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) located at 190 Middle Street, Suite 301, Portland, Maine 04101, acts as the principal underwriter for the Nicholas Equity Income Fund pursuant to a written agreement on behalf of the Nicholas Equity Income Fund. Janus Henderson Distributors US LLC, a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Janus Fund pursuant to a written agreement on behalf of the Janus Fund (the “Distribution Agreement”). Janus Henderson Distributors US LLC, located at 151 Detroit Street, Denver, Colorado 80206, provides substantially similar services to the Janus Fund that are currently being provided to the Nicholas Equity Income Fund.

Class Structure. The Nicholas Equity Income Fund offers a single class and the Janus Fund offers the share classes as shown in the table above. Each such class offers a distinct structure of sales charges, distribution and service fees, and reductions and waivers thereto, which are designed to address a variety of investment needs. In addition, some share classes have certain eligibility requirements which must be met to invest in that class of shares. The Nicholas Equity Income Fund and the Janus Fund have similar policies regarding the eligibility requirements, distribution and service fees and sales charges of the Nicholas Equity Income Fund and Janus Fund which are further described in the following sub-sections. The Nicholas Equity Income Fund offers a single class and the Janus Fund offers the share classes as shown in the table above. Each such class offers a distinct structure of sales charges, distribution and service fees, and reductions and waivers thereto, which are designed to address a variety of investment needs. In addition, some share classes have certain eligibility requirements which must be met to invest in that class of shares. The Nicholas Equity Income Fund and the Janus Fund have similar policies regarding the eligibility requirements, distribution and service fees and sales charges of the Nicholas Equity Income Fund and Janus Fund which are further described in the following sub-sections. The Janus Fund’s transfer agent may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class T Shares.
As summarized in the table below, Nicholas Equity Income Fund investors who hold their shares directly rather than through a broker-dealer or financial institution (a “Processing Intermediary”) will receive Class D shares of the Janus Fund (to be held directly with Janus) following the Reorganization.
Nicholas Equity Income Fund investors who hold shares through a Processing Intermediary will receive either Class T or Class I shares. You will receive Class T shares if you hold shares of the Nicholas Equity Income Fund through a self-directed account on a supermarket platform. These accounts generally do not charge transaction fees for individual trades. You will receive Class I shares of the Janus Fund if you hold shares of the Nicholas Equity Income Fund through a Processing Intermediary, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms. Please contact (800) 525-3713 for additional information on the Janus Fund’s Class D shares or (877) 335-2687 for additional information on the Janus Fund’s Class I shares and Class T shares.

Nicholas Equity Income Fund	Janus Fund
Shares held directly with the Nicholas Equity Income Fund	Class D

Shares held through a Processing Intermediary, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms	Class I

Shares held through a self-directed account on a supermarket platform	Class T

Class D shares of the Janus Fund are available through accounts held directly with Janus. Both Class T and Class I shares of the Janus Fund are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms and both pay a fee to financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders (up to 0.25% of net assets for Class T shares).

Class I shares of the Janus Fund may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. Class I shares pay financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.

Eligibility and Minimum Investment Requirements for the Funds. Shares of the Nicholas Equity Income Fund and Class D shares of the Janus Fund are generally available for purchase by retail investors through authorized dealers. For shares of the Nicholas Equity Income Fund, the minimum initial investment in the Fund is $500. The minimum investment amount for subsequent purchases for the Nicholas Equity Income Fund is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50. For Class I and Class T shares of the Janus Fund, the minimum initial investment in the Fund is $2,500 for non-retirement accounts and $500 for certain tax-advantaged accounts of UTMA accounts. For Class I shares of the Janus Fund, exceptions to the minimums may apply for certain tax-advantaged, tax-qualified, and retirement plans, including health savings accounts, accounts held through certain wrap purchase programs, and certain retail brokerage accounts. Class T shares of the Janus Fund held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. For Class I and Class T shares of the Janus Fund, investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to the minimum for non-retirement accounts and retail investors. For Class D shares of the Janus Fund, to open a new regular Fund account, the minimum initial investment in the Fund is $2,500, and to open a new regular Fund account with an automatic investment program of $50 per month, the investment minimum is $100. To open a new UTMA account, Coverdell Education Savings Account, or retirement Fund account, the investment minimum is $1,000 without an automatic investment program and $100 with an automatic investment program of $50 per month. To add to any existing type of Fund account without an automatic investment program, the investment minimum is $50.

Additional information about the eligibility requirements to purchase the Nicholas Equity Income Fund’s share classes and the respective Janus Fund’s share classes is available in their respective prospectuses and SAIs. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Nicholas Equity Income Fund’s prospectus. See the cover page of this Proxy Statement/Prospectus for a description of how you can obtain a copy of each Fund’s SAI.

Distribution Plans and Service Plans of the Funds. The Nicholas Equity Income Fund and the Janus Fund do not charge distribution fees pursuant to Rule 12b-1 under the 1940 Act. The Nicholas Equity Income Fund has adopted a plan through which all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan, unless the shareholder elects to accept cash in lieu of shares.

Initial Sales Charge, Reductions and Waivers of the Nicholas Equity Income Fund and the Janus Fund

Initial Sales Charges. You can buy shares of the Nicholas Equity Income Fund and Class D, Class I and Class T shares of the Janus Fund at the offering price, which is NAV. The Nicholas Equity Income Fund and Janus Fund do not charge an initial sales charge.

Reductions or Waivers of Initial Sales Charges. Shares of the Nicholas Equity Income Fund and the Janus Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs), Reductions and Waivers

No CDSC is imposed on shares of the Nicholas Equity Income Fund or Class D, Class I or Class T shares of the Janus Fund. The prospectus of the Nicholas Equity Income Fund and Janus Fund that you own includes information on purchases of shares of your Fund.

Comparison of Purchase and Redemption Procedures
Purchase Procedures. The purchase procedures employed by the Nicholas Equity Income Fund and Janus Fund are similar. Purchase of shares of the Nicholas Equity Income Fund or the Janus Fund must be made through a financial intermediary, or through a broker or intermediary designated by that financial intermediary, or directly through the Transfer Agent. Class I and Class T shares of the Janus Fund are not offered directly to investors.

The per share NAV for the Fund’s shares is computed by dividing the total value of assets, less liabilities, by the total number of outstanding shares of the class. Shareholders of the Nicholas Equity Income Fund and Janus Fund may make additional purchases by mail, wire, or telephone. Both the Nicholas Equity Income Fund and Janus Fund reserve the right to reject or cancel a purchase order for any reason.
Additional information regarding the purchase procedures of the Nicholas Equity Income Fund and the Janus Fund is available in their respective prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each prospectus.
Redemption Procedures. The redemption procedures employed by the Nicholas Equity Income Fund and the Janus Fund are substantially similar. Shareholders of the Nicholas Equity Income Fund and the Janus Fund may redeem shares by writing a letter, by wire, by internet, by telephone, or through a systematic withdrawal plan. The Nicholas Equity Income Fund and Janus Fund typically make payment for shares redeemed in proper form within seven days. The Nicholas Equity Income Fund and Janus Fund can make redemptions by check, electronic transfer or wire transfer. The Nicholas Equity Income Fund and Janus Fund also reserve the right to redeem shares in-kind. The Nicholas Equity Income Fund and the Janus Fund typically use holdings of cash or cash equivalents, or sell portfolio securities to meet redemption requests.
The Janus Fund reserves the right to redeem shares for an account having a current value of $100 or less other than as a result solely of depreciation in share value.
Redemption Fees. The transfer agent of the Nicholas Equity Income Fund charges a $15 wire redemption fee. The Janus Fund does not charge redemption fees.
Additional information relating to redemption fees of the Nicholas Equity Income Fund and the Janus Fund is available in their respective prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Nicholas Equity Income Fund’s prospectus.
Comparison of Exchange Privileges
Shares of the Nicholas Equity Income Fund may be exchanged without payment of any exchange fee for shares of the other available Nicholas funds at their next determined NAVs. Similarly, shares of the Janus Fund may be exchanged without payment of any exchange fee for shares of another Fund of the Janus Investment Fund of the same Class at their respective NAVs.
An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange (in a non-retirement account). For the Nicholas Equity Income Fund and the Janus Fund, any exchange request may be rejected, and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.
Exchanges in the Nicholas Equity Income Fund may be made by mail, by internet, by telephone, by wire, or through a systematic withdrawal plan. Exchanges in the Janus Fund may generally be made online, by telephone, by mail or in writing, or by systematic exchange. You may also exchange shares of one class of the Janus Fund for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. The Janus Fund’s fees and expenses differ between share classes. Exchanging from a direct share class of the Janus Fund to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Additional information relating to redemption fees of the Nicholas Equity Income Fund and the Janus Fund is available in their respective prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Nicholas Equity Income Fund’s prospectus.
Comparison of Dividend and Distribution Policies and Fiscal Years
Dividend and Distribution Policies. The Nicholas Equity Income Fund and the Janus Fund have substantially similar policies regarding the payment of dividends and distributions. The Nicholas Equity Income Fund and the Janus Fund

may declare and pay dividends from net investment income, if any, annually and capital gains distributions, if any, at least annually. The Nicholas Equity Income Fund and Janus Fund may also declare and pay capital gains distributions more than once per year as permitted by law. Shareholders of the Nicholas Equity Income Fund and Janus Fund may elect to automatically reinvest all distributions or receive distributions in the form of cash or check, otherwise, all distributions are automatically reinvested in the Nicholas Equity Income Fund or the Janus Fund, as applicable. The amount of dividends and distributions will vary, and there is no guarantee that the Nicholas Equity Income Fund or the Janus Fund will pay either a dividend from net investment income or a capital gains distribution. Additional information regarding the dividend and distribution policies of the Nicholas Equity Income Fund and the Janus Fund is available in their respective prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of such prospectuses.
Fiscal Years. The Nicholas Equity Income Fund’s fiscal year end is October 31. The Janus Fund’s fiscal year end of September 30 will not change as a result of the Reorganization. Fiscal year ends may change after closing in compliance with applicable laws, although there is no current intent to do so.
Comparison of Business Structures, Shareholder Rights and Applicable Law
The Janus Fund is organized as a series of a Massachusetts business trust and the Nicholas Equity Income Fund is organized as a Maryland corporation. The rights of shareholders under the governing state laws of the Nicholas Equity Income Fund and the Janus Fund are substantially similar, except for certain differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

The following is a discussion of certain important provisions of the governing instruments and governing laws of the Nicholas Equity Income Fund and the Janus Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s SAI and its governing instruments, which are on file with the SEC.

Shares. When issued and paid for in accordance with the prospectus, shares of both the Nicholas Equity Income Fund and the Janus Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both the Nicholas Equity Income Fund and the Janus Fund represents an equal interest in such Fund. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash, in-kind or in additional Fund shares. In any liquidation of the Nicholas Equity Income Fund or the Janus Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Organization and Governing Law. The Janus Fund is organized as a series of Janus Investment Fund, a Massachusetts business trust under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (the “Declaration”). The Nicholas Equity Income Fund is organized as a Maryland corporation, under the laws of the State of Maryland pursuant to articles of incorporation (the “Articles”). Each Fund is governed by its Declaration or Articles, as the case may be, and their respective bylaws. The Funds’ business and affairs are managed under the supervision of their respective Board. The Funds are each subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

The following is a comparison of certain important provisions of the Declaration, the Articles and bylaws of the Funds but is not a complete description thereof. Following the Merger, the Nicholas Equity Income Fund shareholders will become shareholders of the Janus Fund and will have the rights set forth in Janus Investment Fund’s Declaration and bylaws. A copy of the Nicholas Equity Income Fund’s Articles and the Janus Fund’s Declaration is on file with the Maryland Secretary of State and the Secretary of the Commonwealth of Massachusetts, respectively.

Quorum. For the Nicholas Equity Income Fund, the quorum requirement for transaction of business at a shareholder meeting is the presence in person or by proxy of the holders of one third (1/3) of the outstanding shares of the relevant series entitled to vote. For the Janus Investment Fund, the quorum requirement for transaction of business at a shareholder meeting is the presence in person or by proxy of the holders of thirty percent (30%) of the outstanding shares of the relevant series entitled to vote, unless a larger quorum is required by law.

Removal of Trustees/Directors. Trustees of the Janus Investment Fund may be removed with or without cause by (i) the affirmative vote or written declaration of holders of two-thirds (2/3) of the outstanding shares of the Janus Investment Fund or (ii) the affirmative vote of not less than two-thirds (2/3) of the Trustees holding such position prior to the removal. Directors of the Nicholas Equity Income Fund may be removed with or without cause by the affirmative vote of holders of a majority of the outstanding shares of the Nicholas Equity Income Fund at a shareholder meeting at which a quorum is present.

Amendment of Governing Instruments. For the Nicholas Equity Income Fund, the Corporation reserves the right at any time to alter, amend, or repeal any provisions contained in the Articles, including any amendment that alters the contract rights of any outstanding stock, at any time in the manner now or hereafter prescribed by the laws of the state of Maryland. For the Janus Investment Fund, the Declaration may be amended at any time by an instrument in writing signed by a majority of the Trustees, except for certain amendments that have a materially adverse affect on shareholders, which must be authorized by a shareholder vote. The Trustees of the Janus Investment Fund may also amend the Declaration without the vote or consent of shareholders to change the name of the Trust or any series, if they deem it necessary to conform it to applicable federal or state laws or regulations, or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) provided such changes do not have a materially adverse effect on the financial interests of shareholders. For both the Nicholas Equity Income Fund and the Janus Investment Fund, the bylaws may be amended, supplemented, amended and restated, or repealed, in whole or in part, by a majority of the Trustees or Directors, as applicable then in office at any meeting of the Trustees or Directors, as applicable, or by one or more writings signed by such a majority.

Mergers and Reorganizations. The Janus Investment Fund’s Declaration provides that the Trustees may merge, consolidate, or sell and convey the assets of the Trust including its goodwill to another trust or corporation organized under the laws of any state of the United States for an adequate consideration. In contrast, the Nicholas Equity Income Fund’s Articles and bylaws are silent with respect to the applicable voting standard for mergers and reorganizations.

Termination. The Janus Investment Fund’s Declaration provides that, subject to a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, the Trustees may at any time sell and convert into money all the assets of the Trust, and upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued, contingent or anticipated, of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares. In contrast, Nicholas Equity Income Fund’s Articles and bylaws are silent with respect to the applicable voting standard for terminations. The Nicholas Equity Income Fund may be terminated in accordance with the laws of the State of Maryland. The Nicholas Equity Income Fund’s bylaws provide that in the event of the liquidation of a particular series or class of such series, the stockholders of the series or class that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board, the excess of the assets associated with that series or class over the liabilities of that series or class. The holders of shares of any particular series or class of such series shall not be entitled thereby to any distribution upon liquidation of any other series or class. The assets so distributable to the stockholders of a series or class of such series shall be distributed among such stockholders in proportion to the number of shares of that series or class of such series held by them and recorded on the books of the Nicholas Equity Income Fund, except that such distribution shall appropriately reflect all liabilities of that series charged to any class thereof.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Janus Investment Fund does not require an annual shareholders’ meeting to be held under its respective Declaration and By-Laws unless required by applicable federal law and the Nicholas Equity Income Fund requires such a meeting only to the extent required by Maryland law. The Janus Investment Fund’s By-Laws provide that shareholders are not entitled to call special meetings, unless required by federal law, or in the case of a proposal to remove a Trustee, upon the request of shareholders owning at least 10% of the shares outstanding.  The Nicholas Equity Income Fund’s bylaws provide that shareholder meetings may be called by shareholders holding in the aggregate at least 10% of the shares then outstanding upon written request specifying the purpose or purposes for which such meeting is to be called.

Submission of Shareholder Proposals and Nominations. The Nicholas Equity Income Fund has no provisions in its governing instruments specific to the submission of shareholder proposals and nominations.  The Janus Investment Fund’s By-Laws require that certain conditions be met to present any shareholder proposals or nominations at a meeting of shareholders, including timely notice by a shareholder in accordance with the governing instruments. For example, with respect to a special meeting of shareholders, only that business which is to be brought before the meeting pursuant to the Janus Fund’s notice of meeting may be conducted.  Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting.

Record Dates and Adjournments. The Board of the Nicholas Equity Income Fund may set a record date not more than 90 days prior to the date of any meeting of shareholders; however, the record date may also not be less than 10 days before the original date on which the meeting of shareholders is scheduled. A meeting of the Janus Fund’s shareholders requires a record date set not more than 120 days prior to the date of such a meeting.

Number of Votes. The Nicholas Equity Income Fund and the Janus Fund entitle each whole share to one vote as to any matter on which it is entitled to vote and each fractional share to a proportionate fractional vote. The Janus Investment Fund’s Declaration also provides that shareholders of the Janus Fund are not entitled to cumulative voting. The Nicholas Equity Income Fund’s Articles provide that there shall be no cumulative voting in the election of Directors.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees (above a minimum threshold), the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.

Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law.  Nicholas Equity Income Fund shareholders have a power to vote only (i) for the election or removal of Directors and (ii) with respect to such additional matters relating to the Nicholas Equity Income Fund as may be required by the Articles, the By-Laws or any registration of the Nicholas Equity Income Fund with the SEC (or any successor agency), or as the Directors may consider necessary or desirable. Similarly, the shareholders of the Janus Fund have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to such additional matters relating to the Janus Investment Fund as may be required by federal law including the 1940 Act, or any registration statement and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.  For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.

Liability of Shareholders. Consistent with Maryland law, the Articles of the Nicholas Equity Income Fund and the Declaration of Janus Investment Fund generally provide that shareholders will not be subject to personal liability for the obligations of the Funds. There is a remote possibility, however, that, under certain circumstances, shareholders of a fund may be held personally liable for that fund’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Nicholas Equity Income Fund’s Articles and Janus Investment Fund’s Declaration also provide for indemnification out of assets belonging to the Fund (or allocable to the applicable class, as defined in the applicable governing instrument) for all loss and expense of any shareholder held personally liable for the obligations of the Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which the Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

Liability of Directors/Trustees and Officers. Consistent with the 1940 Act, the governing instruments for the Funds generally provide that no Director/Trustee or officer of the Funds, as applicable, shall be subject to any personal liability in connection with the assets or affairs of the Funds, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disqualifying Conduct”).

Indemnification. The Declarations of Trust of the Janus Investment Fund and the Articles of the Nicholas Equity Income Fund each provide that every Board member, officer, employee or agent of the Janus Investment Fund or the

Nicholas Equity Income Fund, as applicable, (“Covered Person”) shall be indemnified by the Janus Investment Fund or the Nicholas Equity Income Fund, as applicable, to the fullest extent permitted by applicable laws. No Covered Person, however, shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of his or her Disqualifying Conduct.

Derivative Suits. The Janus Investment Fund’s Declaration provides shareholders with the power to vote on whether to bring or maintain derivatively, or as a class action, proceedings or claims to the same extent permitted by a Massachusetts law. This power however, is series dependent as the shareholder of a particular series may not bring a derivative suit on behalf of another series. The Nicholas Equity Income Fund’s Articles contain does not contemplate or provide provisions related to derivative actions.

Third-Party Beneficiaries. The Janus Investment Fund’s Declaration makes clear that ownership of shares does not make the shareholders third-party beneficiaries of any contract entered into by the Janus Investment Fund. This provision is intended to memorialize the intent that shareholders not be third-party beneficiaries of the investment management agreements or other contracts entered into by the Janus Fund, which is consistent with existing practices common in the mutual fund industry, and is intended to mitigate the risk of novel legal theories being used to initiate frivolous lawsuits. The Nicholas Equity Income Fund’s governing documents do not include similar provisions.

Inspection of Records. The Nicholas Equity Income Fund’s Articles provides that no shareholder has the right to inspect records, except as required by the 1940 Act and establishes procedures with respect to such inspections. The Janus Fund’s Declaration provides that they are open for inspection for any lawful purpose reasonably related to a shareholder’s interest as a shareholder.

Terms of the Reorganization
The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit C to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Nicholas Equity Income Fund approve the Reorganization Agreement and other closing conditions are satisfied or waived (to the extent legally permissible), the assets (as defined in the Reorganization Agreement) of the Nicholas Equity Income Fund will be delivered to the Janus Fund’s custodian for the account of the Janus Fund in exchange for the assumption by the Janus Fund of the liabilities (as defined in the Reorganization Agreement) of the Nicholas Equity Income Fund and delivery by the Janus Fund to the holders of record as of the closing time (as defined in the Reorganization Agreement) or as soon as practicable thereafter of the issued and outstanding shares of the Nicholas Equity Income Fund of a number of shares of the Janus Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate NAV equal to the value of the assets of the Nicholas Equity Income Fund so transferred, all determined and adjusted as provided in the Reorganization Agreement. Immediately following these steps, the Nicholas Equity Income Fund shareholder will hold shares of the Janus Fund and will no longer hold shares of the Nicholas Equity Income Fund. The value of a shareholder’s account with the Janus Fund upon closing of the Reorganization will be the same as the value of a shareholder’s account with the Nicholas Equity Income Fund as of the closing date of the Reorganization. Following the consummation of the Reorganization, the Nicholas Equity Income Fund will, as promptly as practicable, liquidate and dissolve as permitted by their governing instruments and applicable law.

The class or classes of Janus Fund shares that shareholders will receive in connection with the Reorganization will depend on whether a shareholder holds Nicholas Equity Income Fund shares directly or indirectly through a Processing Intermediary as discussed in this Proxy Statement/Prospectus. See “Which share class of the Janus Fund will I receive in the Reorganization?” above for further information.

The Nicholas Equity Income Fund and Janus Fund have made representations and warranties in the form of Reorganization Agreement attached as Exhibit C that are customary in matters such as the Reorganization. These representations and warranties were made solely for the benefit of the parties to the Reorganization Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Reorganization Agreement by disclosures that were made in connection with the negotiation of the Reorganization Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Reorganization Agreement or such other dates as may be specified in the Reorganization Agreement.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Reorganization Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur within a reasonable period thereafter (the “Closing Date”). The Closing of the Reorganization shall take place as of the later of 4:00 p.m. New York Time on the Closing Date, unless otherwise agreed to by the parties. The valuation of the Nicholas Equity Income Fund’s assets shall be the value of such assets computed as of immediately after the close of regular trading on the New York Stock Exchange, which shall reflect the declaration of any dividends, on the Closing Date, using the valuation methodologies set forth in the then-current prospectus for the Nicholas Equity Income Fund and the valuation procedures established by the Nicholas Board. The valuation procedures for the Janus Investment Fund are substantially similar to the valuation procedures for the Nicholas Equity Income Fund.

The Closing of the Reorganization is conditioned upon the consummation of the three related reorganizations of the Nicholas Funds. In addition, the parties may choose to delay the Closing of the Reorganization that shareholders have approved so that the reorganizations are consummated at the same time. Prior to the Closing Date, the Nicholas Equity Income Fund, in consultation with the Janus Fund, shall realize net capital gains and losses, and make such distributions as may be necessary, so that, as of a date reasonably agreed upon by the parties prior to Closing, the percentage of net unrealized appreciation in the Nicholas Equity Income Fund's portfolio (measured as aggregate unrealized appreciation less aggregate unrealized depreciation, divided by net assets) shall not exceed the corresponding percentage of net unrealized appreciation in the Janus Fund's portfolio, as determined in accordance with the valuation methodologies regularly employed by the Nicholas Equity Income Fund and the Janus Fund, as applicable.

The Janus Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, that the Nicholas Equity Income Fund needs to divest or acquire in order to conform to the Janus Fund's investment objectives, policies or restrictions, and will notify the Nicholas Equity Income Fund accordingly. The Nicholas Equity Income Fund, if requested by the Janus Fund, will acquire or dispose of such securities identified by the Janus Fund prior to the Closing Date. As a result, the Nicholas Equity Income Fund may temporarily deviate from its investment strategy with respect to these select securities, and may incur certain related costs.

For a description of the vote required to approve the Reorganization Agreement, see the “Vote Necessary to Approve the Reorganization Agreement” section of this Proxy Statement/Prospectus. Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as is reasonably practicable after the Closing, the Nicholas Equity Income Fund will distribute to its shareholders of record the shares of the Janus Fund of the corresponding class received by the Nicholas Equity Income Fund, on a pro rata basis within that class, and the outstanding shares of the Nicholas Equity Income Fund will be redeemed and cancelled as permitted by, and in accordance with, its governing instruments and applicable law, and the Nicholas Equity Income Fund will, as promptly as practicable, completely liquidate and dissolve as permitted by, and in accordance with, its governing instruments and applicable law.

The obligations of the Janus Fund and the Nicholas Equity Income Fund are subject to other conditions, including the following conditions:

●
The Reorganization Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Nicholas Equity Income Fund in accordance with the provisions of the Nicholas Equity Income Fund’s governing documents, applicable law of the Maryland, and the 1940 Act;

●
The Reorganization Agreement and transactions contemplated herein shall have been approved by the Board of Directors of the Nicholas Equity Income Fund and the board of Trustees of Janus Investment Fund;

●
On the Closing Date, no action, suit or other proceeding shall be pending or, to Nicholas’s or the Janus Investment Fund’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization Agreement or the transactions contemplated therein;

●
All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Janus Fund or Nicholas Equity Income Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Janus Fund or the Nicholas Equity Income Fund, provided that either party may for itself waive any of such conditions;

●
The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

●
The Nicholas Equity Income Fund and the Janus Investment Fund (on behalf of the Janus Fund) shall have received on or before the Closing Date a legal opinion that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

●
All of the transactions contemplated by the Reorganization Agreement have been consummated.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties; by either party if the Closing does not occur on or before [
], 2027; unless such date is extended by mutual agreement of the parties; or by any party if one or more of the parties shall have materially breached its obligations under the Reorganization Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Reorganization Agreement unable to be satisfied, as applicable. The Reorganization Agreement may be amended, modified, or supplemented in a writing signed by the parties to the Reorganization Agreement.

Federal Income Tax Consequences
The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.
The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Code for federal income tax purposes. As a condition to consummation of the Reorganization, counsel will deliver an opinion (“Tax Opinion”) to the Nicholas Equity Income Fund and the Janus Fund substantially to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Reorganization Agreement, for federal income tax purposes:
(i)
The acquisition by the Janus Fund of all of the assets of the Nicholas Equity Income Fund, as provided for in the Reorganization Agreement, in exchange solely for Janus Fund shares and the assumption by the Janus Fund of the liabilities of the Nicholas Equity Income Fund, followed by the distribution by the Nicholas Equity Income Fund to its shareholders of the Janus Fund shares in complete liquidation of the Nicholas Equity Income Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(ii)
No gain or loss will be recognized by the Nicholas Equity Income Fund upon the transfer of all of its assets to the Janus Fund in exchange solely for Janus Fund shares and the assumption by the Janus Fund of the liabilities of the Nicholas Equity Income Fund pursuant to Section 361(a) and Section 357(a) of the Code, except that the Nicholas Equity Income Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.
(iii)
No gain or loss will be recognized by the Janus Fund upon the receipt by it of all of the assets of the Nicholas Equity Income Fund in exchange solely for the issuance of the Janus Fund shares and the assumption by the Janus Fund of the liabilities of the Nicholas Equity Income Fund pursuant to Section 1032(a) of the Code.
(iv)
No gain or loss will be recognized by the Nicholas Equity Income Fund upon the distribution of the Janus Fund shares by the Nicholas Equity Income Fund to its shareholders in complete liquidation (in pursuance of the Reorganization Agreement) pursuant to Section 361(c)(1) of the Code.
(v)
The tax basis of the assets of the Nicholas Equity Income Fund received by the Janus Fund will be the same as the tax basis of such assets in the hands of the Nicholas Equity Income Fund immediately prior to the transfer pursuant to Section 362(b) of the Code, except that the Nicholas Equity Income Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.
(vi)
The holding periods of the assets of the Nicholas Equity Income Fund in the hands of the Janus Fund will include the periods during which such assets were held by the Nicholas Equity Income Fund pursuant to Section 1223(2) of the Code (except where investment activities of the Janus Fund have the effect of reducing or eliminating a holding period with respect to an asset).
(vii)
No gain or loss will be recognized by the shareholders of the Nicholas Equity Income Fund upon the exchange of all of their Nicholas Equity Income Fund shares for the Janus Fund shares pursuant to Section 354(a) of the Code.
(viii)
The aggregate tax basis of the Janus Fund shares to be received by each shareholder of the Nicholas Equity Income Fund  will be the same as the aggregate tax basis of Nicholas Equity Income Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)
The holding period of Janus Fund shares received by a shareholder of the Nicholas Equity Income Fund  will include the holding period of the Nicholas Equity Income Fund shares exchanged therefor, provided that the shareholder held Nicholas Equity Income Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. Neither the Janus Fund nor the Nicholas Equity Income Fund has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Nicholas Equity Income Fund would recognize gain or loss on the transfer of its assets to the Janus Fund, and each shareholder of the Nicholas Equity Income Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Nicholas Equity Income Fund shares and the fair market value of the shares of the Janus Fund it received.
Prior to the Closing Date, the Nicholas Equity Income Fund will declare a distribution of any net realized capital gains and undistributed income to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the Closing Date. Such distributions would be taxable and would include any capital gains resulting from securities sales or portfolio turnover prior to the Reorganization. Because the final distribution amount for the Nicholas Equity Income Fund will depend on market conditions, transactions entered into by the Nicholas Equity Income Fund and shareholder activity prior to the Closing Date, such amount cannot be reliably estimated at this time.
General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free Reorganization, as expected, the Janus Fund will succeed to the tax attributes of the Nicholas Equity Income Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Nicholas Equity Income Fund to offset its future realized capital gains, if any, for federal income tax purposes. The Janus Fund’s ability to use the capital loss carryovers of the Nicholas Equity Income Fund, if any, to offset gains of the Janus Fund in a given tax year after the Reorganization may be limited by loss limitation rules under federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Funds at the time of the Reorganization and thus cannot be calculated precisely at this time. Capital losses of a Fund may be carried forward indefinitely to offset future capital gains.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Accounting Treatment
The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Janus Fund of the assets of the Nicholas Equity Income Fund will be the same as the book cost basis of such assets to the Nicholas Equity Income Fund. The Janus Fund will be the accounting and performance survivor following the Reorganization.
Board Considerations
The Nicholas Board considered the proposed Reorganization and the Reorganization Agreement associated therewith at a board meeting held on October 13, 2026.  Prior to the meeting, representatives of Nicholas informed the Nicholas Board that Nicholas had made the decision to exit the investment advisory business and that Nicholas had begun to explore strategic alternatives for the Nicholas Funds. At the meeting, the Nicholas Board reviewed and considered requested due diligence information provided by Nicholas and Janus relating to the Reorganization, and considered, among other things, Nicholas’s rationale for recommending the Reorganization, the terms of the Reorganization Agreement, the comparative investment objectives and strategies of the Nicholas Equity Income Fund and Janus Fund, the comparative advisory fees and expense ratios of the Nicholas Equity Income Fund and Janus Fund, the experience and expertise of the Janus Fund’s investment adviser, the federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization.   After careful consideration, the Nicholas Board, including all Directors who are not “interested persons” under the 1940 Act of the Nicholas Board, with the advice and assistance of independent legal counsel, determined that the Reorganization Agreement would be in the best interests of the Nicholas Equity Income Fund and its shareholders. The Nicholas Board recommends that the shareholders of the Nicholas Equity Income Fund vote in favor of the Reorganization Agreement relating to the Reorganization of the Nicholas Equity Income Fund.

In determining whether to approve the Reorganization Agreement and to recommend approval of the Reorganization Agreement to shareholders of the Nicholas Equity Income Fund, the Nicholas Board considered the following, among other things and in no order of priority:

●
Nicholas’s recommendation to reorganize the Nicholas Equity Income Fund into the Janus Fund in connection with Nicholas’s decision to exit the mutual fund investment advisory business. In that regard, the Nicholas Board considered the information provided by Nicholas with respect to the diligence process that Nicholas had undertaken to identify a merger partner for the Nicholas Funds, which included consideration of several potential partners and, with respect to the Reorganization and each other potential reorganization for a Nicholas Fund, an evaluation of many compatibility factors including management style, similarity of investment strategies, risk profile, performance, expenses, regulatory oversight and organizational depth.

●
The fact that participation in the Reorganization would allow the Nicholas Equity Income Fund’s shareholders with the opportunity to continue their investment in a registered mutual fund with substantially similar investment objectives and principal investment strategies managed by an experienced and successful investment management team.

●
The terms of the Reorganization Agreement, including the anticipated tax-free nature of the Reorganization for the Nicholas Equity Income Fund and its shareholders, that Nicholas Equity Income Fund shareholders will receive Janus Fund shares equal in value to their Nicholas Equity Income Fund holdings, and that the costs of the Reorganization will be borne by Janus and Nicholas without any costs being borne by shareholders of the Nicholas Equity Income Fund.

●
The substantial similarities of the investment objectives and principal strategies of the Nicholas Equity Income Fund and Janus Fund.

●
The comparative management fee and total operating expenses of the Janus Fund as compared to the Nicholas Equity Income Fund.

●     The anticipated portfolio repositioning in connection with the Reorganization and the associated capital gains to be realized by shareholders in connection with such repositioning.

●
The experience and capabilities of Janus as a fund operator and adviser and the information regarding the capabilities of other service providers to the Janus Fund.

●
The background, experience and capabilities of the portfolio managers for the Janus Fund, as well as the organizational support of the portfolio management function by Janus, and the anticipated favorable nature, extent and quality of services to be provided by the team.

●
The performance history of the Janus Fund relative to its benchmark, as well as compared to the performance history of the Nicholas Equity Income Fund, recognizing that no assurances can be given that the Janus Fund will achieve any particular level of performance after the Reorganization.

●
The shareholder impact of any contemplated portfolio repositioning in advance of the Reorganization.

●
The regulatory and compliance oversight capabilities of Janus.

●
Information provided to the Board regarding the Janus Fund complex, including the quality of its governance and management structure, compliance program and key service provider structure.

●
That a possible alternative to the Reorganization would be the liquidation of the Nicholas Equity Income Fund and that, in the event of a liquidation, shareholders would receive a taxable distribution of cash proceeds equal to the value of their investment in the Nicholas Equity Income Fund, whereas the Reorganization offers the opportunity to continue their investment without such a taxable event.

In considering the approval of the Reorganization Agreement, the Nicholas Board did not identify any factor as all-important or all-controlling, but instead considered these factors collectively in light of the surrounding circumstances.

After considering all of the above factors and based on its operations and evaluation of the information provided to it, the Nicholas Board concluded that the approval of the Reorganization Agreement was in the best interest of the Nicholas Equity Income Fund and its shareholders.

Based on the foregoing, the Nicholas Board approved the Reorganization Agreement and recommends that the shareholders of the Nicholas Equity Income Fund vote “FOR” the approval of the Reorganization Agreement relating to the Reorganization of the Nicholas Equity Income Fund.

ADDITIONAL INFORMATION ABOUT THE JANUS FUND AND NICHOLAS EQUITY INCOME FUND
Where to Find More Information
For more information with respect to the Janus Fund concerning the following topics, please refer to the following sections of the Janus Fund’s prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Funds” for more information about the management of the Janus Fund; (ii) see “Dividends and Distributions” for more information about the Janus Fund’s policy with respect to dividends and distributions; (iii) see “Pricing of Fund Shares” and “Tax Consequences” for more information about the pricing, purchase, redemption and repurchase of shares of the Janus Fund, tax consequences to shareholders of various transactions in shares of the Janus Fund, and distribution arrangements of the Janus Fund; and (iv) see “Financial Highlights” for more information about the Janus Fund’s financial performance. See also Exhibit D - Financial Highlights Tables.

For more information with respect to the Nicholas Equity Income Fund concerning the following topics, please refer to the following sections of the Nicholas Equity Income Fund’s prospectus, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Fund” for more information about the management of the Nicholas Equity Income Fund; (ii) see “Shareholder Information” for more information about the pricing of shares of the Nicholas Equity Income Fund; (iii) see “Tax Consequences” and “Dividends and Distributions” for more information about tax consequences to shareholders of various transactions in shares of the Nicholas Equity Income Fund and for more information about the Nicholas Equity Income Fund’s policy with respect to dividends and distributions; and (iv) see “Financial Highlights” for more information about the Nicholas Equity Income Fund’s financial performance. See also Exhibit D - Financial Highlights Tables.

INFORMATION ON VOTING
Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Nicholas Board is soliciting your proxy to vote at the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Nicholas Equity Income Fund shareholders may vote by appearing at the Meeting; however, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card is expected to be mailed on or about [December __, 2026] to all shareholders entitled to vote at the Meeting. Shareholders of record of the Nicholas Equity Income Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each class of the Nicholas Equity Income Fund on [November 30, 2026] can be found at Exhibit E. Each shareholder is entitled to one vote for each whole share held, and a proportionate fractional vote for each fractional share held.

Your proxy will have the authority to vote and act on your behalf at the Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Nicholas Equity Income Fund in writing to the address of the Nicholas Equity Income Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting of the Nicholas Equity Income Fund. For the Nicholas Equity Income Fund, a quorum will exist if shareholders representing 33⅓% or more of the shares of the Nicholas Equity Income Fund entitled to vote on the Record Date are present at the Meeting in person or by proxy (except when a larger quorum is required by applicable law).

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed proposal. Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposal described in this Proxy Statement/Prospectus is considered “non-routine” for purposes of determining broker-non-votes.
It is the Nicholas Equity Income Fund’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the proposal at the Meeting, there will not be any “broker non-votes” at the Meeting.
Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, regardless of whether a quorum is present.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.
It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the persons named as proxies will vote those proxies that they are entitled to vote in accordance with their best judgment.
Vote Necessary to Approve the Proposal

The Nicholas Board has unanimously approved the Proposal, subject to shareholder approval. For the Nicholas Equity Income Fund, shareholder approval of the Proposal requires the affirmative vote of more than 50% of the outstanding shares of the Fund. Abstentions are counted as present but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against the Proposal because approval of the Proposal requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities of the Nicholas Equity Income Fund.

Proxy Solicitation

Proxies are expected to be solicited principally by the mailing of this Proxy Statement/Prospectus, but proxies may also be solicited by telephone and/or in person by representatives of the Nicholas Equity Income Fund. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The cost of the Meeting, including the costs of preparing and mailing of the notice, Proxy Statement/Prospectus, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be split between Janus and Nicholas up to an agreed-upon threshold, and for costs that exceed the agreed-upon threshold, borne by Nicholas. Neither the Nicholas Equity Income Fund and its shareholders nor the Janus Fund and its shareholders, will bear any costs or expenses, directly or indirectly, related to the solicitation of proxies, regardless of whether the Reorganization is consummated. The [Nicholas Equity Income Fund] has engaged [Alliance Advisors, LLC], a professional proxy solicitor for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as assisting the Nicholas Equity Income Fund in soliciting proxies for the Meeting at an approximate cost of $[___].
Other Matters
Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION
The following tables set forth, for the Reorganization, the total net assets, number of shares outstanding and NAV per share. This information is generally referred to as the “capitalization” of a fund. The term “pro forma capitalization” means the expected capitalization of the Janus Fund after it has combined with the Nicholas Equity Income Fund. The following tables are as of September 30, 2026 and assume that the Reorganization has taken place. The capitalizations will be different on the Closing Date as a result of Nicholas Equity Income Fund’s and the Janus Fund’s daily share purchase, redemption, and market activity. The following are examples do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical.
The Janus Fund will be the accounting and performance survivor following the Reorganization.

CAPITALIZATION TABLES

	Nicholas Equity Income Fund	Janus Fund	Pro Forma Adjustments(2)(3)	Pro Forma Janus Fund
Net Assets:
Fund	$447,384,521	$0.00	$ -	$0
Class I	$0	$2,599,067	-	$104,824,631
Class D	$0	$55,224,345	-	$320,205,488
Class T	$0	$0(1)	-	$25,067,469

Net Value Per Share:
Fund	$22.88	$0.00	$ -	$0.00
Class I	$0.00	$14.88	-	$14.88
Class D	$0.00	$14.88	-	$14.88
Class T	$0.00	0.00(1)	-	$14.88

Shares Outstanding:
Fund	19,553,074	0	0	N/A
Class I	N/A	174,647	6,869,145	7,043,792
Class D	N/A	3,710,156	17,802,317	21,512,473
Class T	N/A	0(1)	1,683,642	1,684,682

(1)
The Janus Fund currently has Class I and Class D shares outstanding. Class T shares the of Janus Fund were not offered as of September 30, 2026. Class T shares will be issued by the Janus Fund in connection with closing of the Reorganization.
(2)        Net Assets have not been adjusted for any expenses expected to be incurred by the Nicholas Equity Income Fund in connection with the Reorganization. The costs of the Reorganization will be split between Janus and Nicholas up to an agreed-upon threshold, and for costs that exceed the agreed-upon threshold, borne by Nicholas, provided that the Janus Fund will bear its own organization and offering costs incurred in connection with the creation and issuance of new shares, but these costs will be subject to the limits on the Janus Fund’s total annual fund operating expenses. As a result, there are no Pro Forma Adjustments to Net Assets.
(3)
Shares Outstanding have been adjusted for the accumulated change in the number of shares of the Nicholas Equity Income Fund’s shareholder accounts based on the relative value of the Nicholas Equity Income Fund and the Janus Fund’s Net Asset Value Per Share assuming the reorganization would have taken place September 30, 2026.

OWNERSHIP OF SHARES
Security Ownership of Large Shareholders
A list of the name, address and percent ownership of each person who, as of the Record Date, to the knowledge of the Nicholas Equity Income Fund, owned 5% or more of the outstanding shares of a class of the Nicholas Equity Income Fund or the Janus Fund can be found at Exhibit F.
Security Ownership of Management and the Respective Board of Directors or Trustees
Information regarding the ownership of shares of the Nicholas Equity Income Fund by the Directors and executive officers of the Nicholas Equity Income Fund can be found at Exhibit F. Information regarding the ownership of shares of the Janus Fund by the Trustees and executive officers of the Janus Fund can be found at Exhibit F.
DISSENTERS’ RIGHTS
If the Reorganization is approved at the Meeting, Nicholas Equity Income Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Nicholas Equity Income Fund, however, have the right to redeem their shares at NAV subject to applicable redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Nicholas Equity Income Fund shareholders will hold shares of the Janus Fund, which may also be redeemed at NAV subject to applicable redemption fees (if any).
SHAREHOLDER PROPOSALS
The Nicholas Equity Income Fund is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Nicholas Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Nicholas Equity Income Fund’s governing instruments. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Nicholas Equity Income Fund hereafter called should send the proposal to the Nicholas Equity Income Fund at the Nicholas Equity Income Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. If the proposed Reorganization is approved and completed for the Nicholas Equity Income Fund, shareholders of the Nicholas Equity Income Fund will become shareholders of the Janus Fund and, thereafter, will be subject to the notice requirements of the Janus Fund, as described above under “Comparison of Business Structures, Shareholder Rights and Applicable Law – Submission of Shareholder Proposals.” The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.
INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION
This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds, annual and semi-annual reports and Form N-CSR for the Funds, as such documents have been filed with the SEC pursuant to the requirements of the Securities Act and the 1940 Act, to which reference is hereby made. Exhibit A contains a list of the specific prospectuses incorporated by reference into the Proxy Statement/Prospectus and related SEC file numbers.
Each of the Janus Fund and the Nicholas Equity Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Janus Fund and the Nicholas Equity Income Fund file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Janus Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A

PROSPECTUSES INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS

1.
Prospectus dated February 28, 2026, as amended, for Nicholas Equity Income Fund, Inc. with respect to Class I shares of the Nicholas Equity Income Fund, Inc. (filed via EDGAR on February 27, 2026, Accession No. 0001193125-26-079137) (File No. 033‑69804).
2.
Prospectus supplement dated October 19, 2026 for Nicholas Equity Income Fund, Inc. with respect to Class I shares of Nicholas Equity Income Fund, Inc. (filed via EDGAR on October 19, 2026, Accession No. 0001193125-26-424666) (File No. 033-69804).
3.
Prospectus dated January 28, 2026, as amended, for Janus Investment Fund with respect to Class D and Class I shares of the Janus Henderson U.S. Dividend Income Fund (filed via EDGAR on January 28, 2026, Accession No. 0001193125-26-025052). (File No. 002-34393).

A-1

EXHIBIT B
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Nicholas Equity Income Fund’s Fundamental Investment Restriction	Janus Fund’s Fundamental Investment Restriction
Diversification
The Fund may purchase the securities of any one issuer only to the extent that such purchases are consistent with the Fund’s classification as a “diversified company” as defined by the 1940 Act, and the rules and regulations promulgate thereunder, which currently provide that, with respect to at least 75% of the Fund’s total assets, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

The Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Industry Concentration
The Fund will not concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and the rules and regulations promulgated thereunder, and any exemptive relief obtained by the Fund.
The Fund may not invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).
Borrowing and Senior Securities
The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder, currently 33 1/3% of the net assets of the Fund and any exemptive relief obtained by the Fund.
The Fund may not borrow money or issue “senior securities,” in each case except as permitted under the 1940 Act.
Investing in Physical Commodities
The Fund will not purchase physical commodities or contracts relating to physical commodities.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Investing in Real Estate
The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or
The Fund may not invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
B-1

Nicholas Equity Income Fund’s Fundamental Investment Restriction	Janus Fund’s Fundamental Investment Restriction
interests therein or in securities of companies that deal in real estate or mortgages.
Underwriting
The Fund will not act as an underwriter of securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations thereunder or pursuant to an exemptive order granted by the SEC; provided that this restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Fund from selling its own shares.
The Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
Lending
The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the 1940 Act, and the rules and regulations promulgated thereunder, currently an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

The Fund may not lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

B-2

EXHIBIT C
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ]th day of [ ], 2026, by and between Janus Investment Fund, a Massachusetts business trust (the “Janus Trust”), on behalf of Janus Henderson U.S. Dividend Income Fund, a series of the Janus Trust (the “Acquiring Fund”), and Nicholas Equity Income Fund, Inc., a Maryland corporation (the “Target Fund”). Janus Henderson Investors US LLC (“JHI”) joins this Agreement solely for the purpose of agreeing to be bound by Paragraph 5. Nicholas Company, Inc. (“NCI”) joins this agreement solely for the purpose of agreeing to be bound by Paragraph 4.3(xi) and Paragraph 5.

Except as otherwise specifically noted, all references in this Agreement to action taken by the Target Fund shall be deemed to refer to action taken by the Target Fund, and all references in this Agreement to action taken by the Acquiring Fund shall be deemed to refer to action taken by the Janus Trust on behalf of the Acquiring Fund.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Target Fund of all of its assets to the Acquiring Fund, in exchange solely for Class I, Class T, and Class D voting shares of beneficial interest in the Acquiring Fund, as applicable, (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the Target Fund pursuant to paragraph 1.1, the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Class I, Class T, and Class D Acquiring Fund Shares, as applicable, to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS the Target Fund and the Janus Trust are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Janus Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, has determined that it is in the best interest of the Acquiring Fund that the assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class I, Class T, and Class D Acquiring Fund Shares, as applicable and pursuant to paragraph 1.1, pursuant to this Agreement, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Target Fund, including a majority of the directors of the Target Fund who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, has determined that it is in the best interest of the Target Fund that the assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class I, Class T, and Class D Acquiring Fund Shares, as applicable and pursuant to paragraph 1.1, pursuant to this Agreement, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.
PLAN OF REORGANIZATION

1.1
Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, (i) the Target Fund shall transfer all of its Assets (as defined below), as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Janus Trust shall cause the Acquiring Fund to deliver to the Target Fund full and fractional (rounded to the fourth decimal place) Class I, Class T, and Class D Acquiring Fund Shares, as applicable and pursuant to paragraph 1.1(iii) herein, having an aggregate net asset value equal to the value of the aggregate net assets of the Target Fund; (iii) the

Class I, Class T, and Class D Acquiring Fund Shares shall be distributed to the Target Fund’s shareholders as follows: to the extent that any then current shareholder or shareholders of the Target Fund hold shares directly rather than through a broker-dealer or financial institution (a “Processing Intermediary”), then such shareholders shall receive Class D Acquiring Fund Shares; to the extent that any then current shareholder or shareholders of the Target Fund hold shares through a Processing Intermediary, including mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust programs, and retirement platforms, then such shareholders shall receive Class I Acquiring Fund Shares; and to the extent that any then current shareholder or shareholders of the Target Fund hold shares through a self-directed account on a supermarket platform, then such shareholders shall receive Class T Acquiring Fund Shares, as of the close of regular session trading on the New York Stock Exchange (the “Valuation Time”) on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iv) the Janus Trust shall cause the Acquiring Fund to assume all Liabilities (as defined below) of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”). The aggregate number of shares of the Acquiring Fund to be issued and delivered to the Target Fund shall be determined as set forth in Section 2.7.

1.2
The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities, interest in futures and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends, interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, the “Assets”).

1.3
To the extent consistent with the Target Fund’s investment objective and policies, the Target Fund will use its reasonable best efforts to discharge all of its known liabilities and obligations prior to the Valuation Time. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges, debts, obligations, duties and reserves of the Target Fund of any kind, whether absolute, accrued, contingent, known or unknown, or otherwise in existence on the Closing Date; provided, however, the Acquiring Fund shall not assume (i) any obligation arising from the termination of any Target Fund agreements or (ii) any obligations of the Target Fund under this Agreement, including indemnification obligations (collectively the “Liabilities”).

1.4
The Target Fund will distribute in liquidation of the Target Fund pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class I, Class T, and Class D Acquiring Fund Shares, as applicable, received by the Target Fund pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class I, Class T, and Class D Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Current Shareholders and representing the respective pro rata number of the corresponding class of Acquiring Fund Shares due to such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Class I, Class T, and Class D Acquiring Fund Shares, as applicable, in connection with such exchange. Ownership of Class I, Class T, and Class D Acquiring Fund Shares, as applicable, will be shown on the books of the Janus Trust’s transfer agent. As soon as reasonably practicable after the Closing, the Target Fund shall take all steps necessary to effect a complete liquidation of the Target Fund in accordance with its governing instruments and applicable law, and the Target Fund shall not conduct any business after the Closing Date, except as contemplated herein.

1.5
To the extent consistent with the Target Fund’s investment objective and policies, the Target Fund agrees to use reasonable best efforts to dispose of certain assets prior to the Closing as reasonably requested by the Acquiring Fund to the extent necessary to ensure that the combined portfolio following the Closing meets the investment objective, policies and restrictions of the Acquiring Fund. Notwithstanding the foregoing, nothing herein shall permit or require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of the Target Fund or the investment adviser to the Target Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code, or would not be in the best interest of the Target Fund’s shareholders.

1.6
Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Target Fund or the Acquiring Fund as a result of, or in connection with, the Reorganization.

2.
CLOSING AND CLOSING DATE

2.1
The Closing Date shall be [ ], 2027, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of JHI, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place, or by such other means of communication, as the parties may agree.

2.2
In the event that on the Closing Date or the Valuation Time (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Janus Trust or the Target Fund or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of an Acquiring Fund or a Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

2.3
The Target Fund shall cause [U.S. Bancorp Fund Services, LLC, transfer agent of the Target Fund], to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, dividend reinvestment election, tax withholding status and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Janus Trust shall issue and deliver or cause Janus Henderson Services US LLC, the transfer agent to the Acquiring Fund, to issue and deliver a confirmation evidencing the Class I, Class D, and Class T Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Target Fund or provide evidence satisfactory to the Target Fund that such Class I, Class D, and Class T Acquiring Fund Shares, as applicable, have been credited to the account of the Current Shareholders on the books of the Acquiring Fund.

2.4
The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other Assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other Assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date. The Acquiring Fund shall cause its custodian to deliver to the Target Fund at the Closing, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and other Assets on the Closing Date.

2.5
At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

2.6
The net asset value per share of the Acquiring Fund Shares to be delivered to the Target Fund, the value of the Assets of the Target Fund transferred hereunder and the value of the Liabilities of the Target Fund to be assumed hereunder shall, in each case, be determined as of the Valuation Time. Such valuations and determinations shall be made by the Acquiring Target Fund, in cooperation with the Target Acquiring Fund, in accordance with the Acquiring Target Fund’s valuation procedures established by the Board of Trustees Directors of the Janus

Trust Target Fund, which shall be provided to the Target Acquiring Fund prior to the Valuation Time, and shall be confirmed in writing to the Target Acquiring Fund. All computations of value shall be subject to review by the Target Acquiring Fund and, if requested by either the Target Fund or the Janus Trust, by the independent registered public accountant of the requesting party.

2.7
The number of Acquiring Fund Shares of each class to be issued (including fractional shares to the third decimal place) shall be determined by dividing the value of the (i) Assets with respect to the corresponding class of the Target Fund, net of the Liabilities of the Target Fund with respect to the corresponding class of the Target Fund (each calculated as of the Valuation Time in accordance with Section 2.6), by (ii) the net asset value per share of the applicable class of the Acquiring Fund as of the Valuation Time.

3.
REPRESENTATIONS AND WARRANTIES

3.1
The Target Fund, hereby represents and warrants to the Acquiring Fund as follows:

(i) the Target Fund is duly organized and existing under its Amended and Restated Articles of Incorporation (the “Nicholas Articles of Incorporation”) and the laws of the State of Maryland as a corporation; the Target Fund is duly authorized in accordance with the Nicholas Articles of Incorporation; and the Target Fund has power under the Nicholas Articles of Incorporation to own, on behalf of the Target Fund, all of its property and assets;

(ii) the Target Fund is registered under the 1940 Act as an open-end management investment company and its shares are registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect; the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(iii) the current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information that the Target Fund used at all times prior to the date of this Agreement (a) conforms or conformed, as applicable, at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (b) do or did not, as applicable, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(iv) the Target Fund has full power and authority to conduct the Target Fund’s business as it is now being conducted and to own the properties and assets the Target Fund now owns and to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(v) the execution and delivery of this Agreement by the Target Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Directors of the Target Fund and no other proceedings on the part of the Target Fund or the shareholders of the Target Fund (other than as contemplated in paragraph 6.3(i)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(vi) this Agreement has been duly executed by the Target Fund and, subject to the due authorization, execution and delivery of this Agreement by the other party(ies) hereto, constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally, and general equitable principles;

(vii) neither the execution and delivery of this Agreement by the Target Fund, nor the consummation by the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Nicholas Articles of Incorporation or the Bylaws of the Target Fund, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Target Fund is a party or by which the Target Fund or any of its assets is subject or bound;

(viii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraphs 4.3(i), 4.3(ii), 4.3(iii), and 6.2(i)) for the execution and delivery of this Agreement by the Target Fund or the consummation of any transactions contemplated hereby by the Target Fund, other than as shall be obtained at or prior to the Closing;

(ix) all of the issued and outstanding shares of the Target Fund are, and at the Closing Date will be duly and validly issued by the Target Fund and outstanding and fully paid and non-assessable, and have been offered for sale in conformity in all material respects with all applicable federal and state securities laws; all of the issued and outstanding shares of the Target Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(x) the financial statements of the Target Fund for the most recently completed fiscal year have been, or will be, audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A.  To the knowledge of the Target Fund, such statements[, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, are or will be, as applicable, prepared in accordance with GAAP consistently applied,] and such statements (copies of which, if available, have been furnished or made available to the Acquiring Fund) present fairly, or will present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or, to the knowledge of the Target Fund, is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(xi) since the date of the statements delivered in 3.1(x) when available, except as disclosed in writing to the Acquiring Fund, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a material adverse effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business. For purposes of this paragraph 3.1(xi), a decline in the net asset value of the Target Fund shall not constitute a material adverse change;

(xii) there are, and as of the Closing Date will be, no known contingent liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to paragraph 3.1(x) which would materially affect the Target Fund’s financial condition;

(xiii) except as otherwise disclosed in writing to and accepted by the Acquiring Fund, there are no legal, administrative, or other proceedings or investigations of, or before any court or governmental body, presently pending, or to the knowledge of the Target Fund, threatened against the Target Fund, which, if adversely determined, would be expected to have a material adverse effect the Target Fund’s financial condition or the conduct of the Target Fund’s business; the Target Fund, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings or which would affect the Target Fund’s ability to consummate the transactions contemplated herein;

(xiv) as of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided or will provide the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the registration statement filed by the Janus Trust on Form N-14, which includes the proxy statement of the Target Fund with respect to the Reorganization, including any statement of additional information incorporated therein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), in compliance in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Proxy Statement/Prospectus, the date the Proxy Statement/Prospectus is first mailed to shareholders of the Target Fund, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Janus Trust or the Acquiring Fund for use therein;

(xv) on the Closing Date, the Target Fund will have good and marketable title to the transferred Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of and payment for such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable;

(xvi) on the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(xvii) for each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), for taxation as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(xviii) the Target Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Securities and Exchange Commission (the “Commission”) that are currently relied upon by the Target Fund;

(xix) the Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

(xx) the books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund;

(xxi) the Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(xxii) except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xxiii) the Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xxiv) the Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xxv) except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code;

(xxvi) the Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (xxiii) through (xxvii) above;

(xxvii) the Target Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(xxviii) there are no material contracts outstanding to which the Target Fund is a party except as otherwise disclosed to the Janus Trust and accepted and there are no such contract or commitments that will be terminated with any liability to the Target Fund at or prior to the Closing;

(xxix) the Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund; and

(xxx) the Target Fund has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

3.2
The Janus Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:

(i) the Janus Trust is duly organized and existing under its Amended and Restated Declaration of Trust of the Janus Trust (the “Janus Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;” the Acquiring Fund is a series of the Janus Trust;

and the Janus Trust has power under the Janus Declaration of Trust to own, on behalf of the Acquiring Fund, all of its property and assets;

(ii) the Janus Trust is registered under the 1940 Act as an open-end management investment company and its shares are registered for public sale under the 1933 Act and such registrations have not been revoked or rescinded and are in full force and effect; the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities;

(iii) the current prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement (a) conforms or conformed, as applicable, at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (b) do or did not, as applicable, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(iv) the Janus Trust has full power and authority on behalf of the Acquiring Fund to carry out the terms of this Agreement on behalf of the Acquiring Fund;

(v) the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Trustees of the Janus Trust and no other proceedings on the part of the Janus Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(vi) this Agreement has been duly executed by the Janus Trust on behalf of the Acquiring Fund and, subject to the due authorization, execution and delivery of this Agreement by the other party(ies) hereto, constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally, and general equitable principles;

(vii) neither the execution and delivery of this Agreement by the Janus Trust on behalf of the Acquiring Fund, nor the consummation by the Janus Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Janus Declaration of Trust or the Bylaws of the Janus Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Janus Trust is a party or by which the Janus Trust or any of its assets is subject or bound;

(viii) the net asset value per share of a Class I, Class T, and Class D Acquiring Fund Share as of the Valuation Time reflects all liabilities of the Acquiring Fund as of that time and date;

(ix) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Janus Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Janus Trust, other than as shall be obtained at or prior to the Closing;

(x) all of the issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued by the Janus Trust and outstanding and fully paid and non-assessable, and have been offered for sale in conformity in all material respects with all applicable registration requirements of federal and state securities laws;

(xi) the financial statements of the Acquiring Fund for the most recently completed fiscal year have been, or will be, audited by the independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A.  To the knowledge of the Acquiring Fund, such statements[, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, are or will be, as applicable, prepared in accordance with GAAP consistently applied,] and such statements (copies of which, if available, have been furnished or made available to the Target Fund) present fairly, or will present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or, to the knowledge of the Acquiring Fund, is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR and, to the knowledge of the Acquiring Fund, no such disclosure will be required as of the Closing Date;

(xii) since the date of the statements delivered in 3.2(x) when available, except as disclosed in writing to the Target Fund, there has not been any change in the financial condition, properties, assets, liabilities or business of the Acquiring Fund that would have a material adverse effect on the Acquiring Fund or its properties or assets other than changes occurring in the ordinary course of business. For purposes of this paragraph 3.1(xi), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(xiii) except as otherwise disclosed in writing to and accepted by the Target Fund, there are no legal, administrative, or other proceedings or investigations of, or before any court or governmental body, presently pending, or to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, which, if adversely determined, would be expected to have a material adverse effect on the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business; the Acquiring Fund, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings or which would affect the Acquiring Fund’s ability to consummate the transactions contemplated herein;

(xiv) the N-14 Registration Statement, on its effective date, at the time of the meeting of shareholders of the Target Fund called to vote on the Reorganization and on the Closing Date, (a) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (b) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Target Fund for use therein;

(xv) the Proxy Statement/Prospectus, as of its date, the date the Proxy Statement/Prospectus is first mailed to shareholders of the Target Fund and at the time of the meeting of shareholders of the Target Fund called to vote on the Reorganization, did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Target Fund for use therein;

(xvi) the Acquiring Fund Shares to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable, except as provided in the Janus Declaration of Trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof;

(xvii) on the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(xviii) for each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(xix) the Acquiring Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Commission that are currently relied upon by the Acquiring Fund;

(xx) the Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

(xxi) the books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct; and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund;

(xxii) the Janus Trust is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(xxiii) except as otherwise disclosed in writing to the Target Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xxvi) the Acquiring Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xxv) the Acquiring Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xxvi) except as otherwise disclosed to the Target Fund, the Acquiring Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code;

(xxvii) the Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (xxiii) through (xxvii) above;

(xxviii) the Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(xxix) there are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Janus Trust’s registration statement on Form N-1A or in the N-14 Registration Statement;

(xxx) the Janus Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(xxxi) the Janus Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder; and

(xxxii) the copy of the Janus Trust’s valuation procedures that the Janus Trust has provided to the Target Fund is accurate and complete statement of such procedures as of the date that such copy was so provided.

4.
CONDITIONS PRECEDENT

4.1
Except to the extent waived in writing by the Target Fund, the obligations of the Target Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) Class I, Class D, and Class T Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(ii) All representations and warranties of the Janus Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if then made;

(iii) The Target Fund shall have received a certificate of an officer of the Janus Trust on behalf of the Acquiring Fund in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, certifying that the representations and warranties of or with respect to the Janus Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request;

(iv) The Janus Trust and the Acquiring Fund shall have performed all obligations required to be performed by the Janus Trust or the Acquiring Fund under this Agreement at or prior to the Closing Date;

(v) The Janus Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Target Fund, on behalf of the Target Fund, an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Target Fund existing at the Closing Date in connection with the transactions contemplated by this Agreement.

4.2
Except to the extent waived in writing by the Janus Trust, the obligations of the Janus Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if then made;

(ii) The Janus Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Target Fund in form and substance reasonably satisfactory to the Janus Trust and dated as of the Closing Date, certifying that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Janus Trust shall reasonably request;

(iii) Prior to the Closing Date, the Target Fund shall, in consultation with the Acquiring Fund, realize net capital gains and losses, and make such distributions as may be necessary, so that, as of a date reasonably agreed upon by the parties prior to Closing, the percentage of net unrealized appreciation in the Target Fund's portfolio (measured as aggregate unrealized appreciation less aggregate unrealized depreciation, divided by net assets) shall not exceed the corresponding percentage of net unrealized appreciation in the Acquiring Fund’s portfolio, as determined in accordance with the valuation methodologies regularly employed by the Target Fund and the Acquiring Fund, as applicable.  The parties acknowledge that the purpose of this condition is to reduce the transfer of material built-in gains from the Target Fund to the Acquiring Fund and to mitigate the likelihood that shareholders of the Acquiring Fund will bear a disproportionate share of taxable gains economically attributable to appreciation accrued in the Target Fund prior to the Reorganization.

The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, that the Target Fund needs to divest or acquire in order to conform to the Acquiring Fund's investment objectives, policies or restrictions, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will acquire or dispose of such securities identified by the Acquiring Fund prior to the Closing Date.

(iv) The Target Fund shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date;

(v) The agreements to which the Target Fund is party shall have been terminated as of the Closing, and each party to this Agreement shall have received evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

4.3
Except to the extent waived in writing by both the Target Fund and the Janus Trust, the obligations of the Target Fund, and the Janus Trust, on behalf of the Acquiring Fund, to consummate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) This Agreement and transactions contemplated herein shall have been approved by the Board of Directors of the Target Fund, including a majority of the Directors of the Target Fund who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, on behalf of the Target Fund, and by the Board of Trustees of the Janus Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, on behalf of the Acquiring Fund, and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s Board of Directors or Trustees, certified by the secretary or equivalent officer; notwithstanding anything herein to the contrary, neither the Target Fund nor the Janus Trust may waive the conditions set forth in this paragraph 4.3(i);

(ii) The Janus Trust shall have filed with the Commission the N-14 Registration Statement and the N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(iii) This Agreement has been approved by the affirmative vote of Target Fund Shareholders representing a majority of the outstanding voting securities of the Target Fund; notwithstanding anything herein to the contrary, neither the Target Fund nor the Janus Trust may waive the condition set forth in this paragraph 4.3(iii);

(iv) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with this Agreement;

(v) No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition, whether preliminary, temporary or permanent, shall be in effect that prevents, makes illegal or prohibits the consummation of the Reorganization;

(vi) As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund or, the Janus Trust or the Acquiring Fund, or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated;

(vii) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act;

(viii) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Janus Trust and the Acquiring Fund, or the Target Fund, to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund; provided that either party hereto may for itself waive any of such conditions;

(ix) The Acquiring Fund and Target Fund shall have received an opinion in form reasonably satisfactory to each such party, dated as of the Closing Date, of [ ], substantially to the effect that for U.S. federal income tax purposes the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Janus Trust may waive the condition set forth in this paragraph 4.3(ix).

(x) The Target Fund shall have declared and paid a dividend prior to the Closing, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date.

(xi) The Target Fund NCI shall have arranged for the provision of directors and officers liability and errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the Target Fund, and current and former directors and officers of the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date for a period beginning at the Closing Date and ending no less than [five] years thereafter, and the parties shall have received evidence of the foregoing.

5.
EXPENSES

5.1
Nicholas Company, Inc. NCI and Janus Henderson Investors US LLC JHI shall bear Reorganization-related expenses, subject to the agreement between such parties, with the exception of any brokerage commissions, transaction costs, and similar expenses in connection with any purchases or sales of securities related to portfolio repositioning in connection with the Reorganization, which will be borne by the Acquiring Fund and the Target Fund, as applicable.

5.2
Each of the Target Fund and the Janus Trust represents that there is no person who has dealt with it who by reason of such dealing is entitled to any broker’s or finders’ or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.
COVENANTS

6.1
During the period from the date of this Agreement and continuing until the Closing Date, the Janus Trust, on behalf of the Acquiring Fund, and the Target Fund, agree that:

(i) The parties hereto shall cooperate in preparing the N-14 Registration Statement and the Proxy Statement/Prospectus;

(ii) The Janus Trust, on behalf of the Acquiring Fund, and the Target Fund, will, subject to the provisions of this Agreement, take, or cause to be taken, all commercially reasonable actions, and do or cause to be done all commercially reasonably things, necessary, proper or advisable to fulfill or obtain the fulfillment of the conditions precedent set forth in this Agreement and to consummate and make effective the transactions contemplated by this Agreement; and

(iii) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable [  ] to render the tax opinions required as a condition to the Closing of this Agreement (including, without limitation, each party’s execution of representations reasonably requested by and addressed to [  ]).

6.2
During the period from the date of this Agreement and continuing until the Closing Date, the Janus Trust on behalf of the Acquiring Fund agrees that:

(i) The Janus Trust will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as possible; each party agrees to cooperate fully with the other, and each will furnish to the other the information related to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and state securities laws;

(ii) The Acquiring Fund will not engage in any business activities other than such activities as are directly related to the organization of the Acquiring Fund in anticipation of the Reorganization and any other transactions contemplated hereby.

6.3
During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund agrees that:

(i) The Board of Directors of the Target Fund will call a meeting of shareholders of the Target Fund, to consider and act upon this Agreement (the “Target Fund Shareholder Meeting”) and to take all other actions necessary to submit the transactions contemplated herein to Target Fund Shareholders for approval;

(ii) The Target Fund will mail the Proxy Statement/Prospectus to Target Fund Shareholders entitled to vote at the Target Fund Shareholder Meeting, in sufficient time to comply with requirements as to notice thereof;

(iii) Except as otherwise set forth herein, the Target Fund: (a) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (b) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund, as appropriate, in the ordinary course in all material respects;

(iv) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in this Agreement;

(v) The Target Fund will, from time to time, as and when reasonably requested by the Janus Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and take or cause to be taken such further actions as the other party may reasonably deem necessary or desirable in order to vest in and confirm the Janus Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets transferred hereby;

(vi) At or prior the Closing Date, the Target Fund will provide the Janus Trust with (a) a statement of the respective tax basis and holding period of all the transferred Assets, (b) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the Closing Date, who are to become holders of the Acquiring Fund as a result of the Reorganization, certified by the transfer agent of the Target Fund or an officer of the Target Fund on behalf of the Target Fund to the best of their knowledge and belief, (c) if requested by the Acquiring Fund, all FIN 48 work papers and supporting statements pertaining to the Target Fund, and (d) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date; and

(vii) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares;

(viii) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

7.
ENTIRE AGREEMENT

The Target Fund, and the Janus Trust, on behalf of the Acquiring Fund, agree that this Agreement constitutes the entire agreement between the parties.

8.
TERMINATION

8.1
This Agreement and the transactions contemplated hereby may be terminated and abandoned by the mutual agreement of the Target Fund and the Janus Trust.

8.2
Either the Target Fund or the Janus Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other party of any representation, warranty or agreement contained herein to be performed at or prior the Closing Date;

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date;

(iii) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or

(iv) the closing has not occurred on or prior to [ ]; unless such date is extended by mutual agreement of the Acquiring Fund and the Target Fund (provided that the right to terminate this Agreement pursuant to this paragraph 8.2(iii) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

8.3
In the event that the Board of Directors of the Target Fund or the Board of Trustees of the Janus Trust reasonably determines, after consultation with outside counsel, that the failure to terminate this Agreement would constitute a breach of the fiduciary duties of such Board of Directors or Trustees (such fiduciary duty to be interpreted in accordance with the laws of the state in which such trust or entity is organized), such party may terminate this Agreement with the written consent of the other party, which consent shall not be unreasonably withheld. The party seeking termination pursuant to this Section 8.3 shall provide written notice to the other party of the determination by the Board of Directors or Trustees of the party seeking termination and the facts and circumstances that form the basis for such determination.

8.4
In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Target Fund, Acquiring Fund, Janus Trust, or their respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 13.

9.
AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that at any time after the approval of this Agreement by Target

Fund Shareholders, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval.

10.
NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, overnight courier, personal delivery or certified mail addressed to:

For the Target Fund:
411 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Secretary

For NCI:
411 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Secretary

For the Janus Trust or the Acquiring Fund:
151 Detroit Street
Denver, Colorado 80206-4805
Attention: [ ]
[E-mail Address]

For JHI:
151 Detroit Street
Denver, Colorado 80206-4805
Attention: [ ]
[E-mail Address]

11.
COOPERATION AND EXCHANGE OF INFORMATION

Copies of all books and records of the Target Fund shall be delivered to the Janus Trust at the Closing Date. Prior to the Closing and for a reasonable time thereafter, the Target Fund and the Janus Trust on behalf of the Acquiring Fund will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired, each such party or their respective agents will retain all returns, schedules and work papers and all material records or other documents relating to tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing Date and for all prior taxable periods for which the statute of limitation had not run at the Closing Date, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Janus Trust.

12.
DISSOLUTION OF THE TARGET FUND

The Target Fund (i) has entered into an agreement and plan of reorganization pursuant to which the assets of such corporation would be transferred to, and the liabilities of such series would be assumed by, a series of the Janus Trust, (ii) will be reorganized into an entity, which after giving effect to such reorganization, is not required to register as an investment company or (iii) will adopt a plan of liquidation or engage in such other transaction or transactions which results in the liquidation of such series. Upon the completion of all such transactions, the Target Fund will be terminated and dissolved in accordance with the Nicholas Articles of Incorporation, the laws of the State of Maryland and any other applicable law and shall not conduct any business except in connection with its dissolution and termination.

13.
INDEMNIFICATION

13.1
Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees and reasonable costs of investigation) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

13.2
The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

14.
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1
The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2
This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

14.3
The respective representations and warranties contained in Section 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

14.4
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the 1940 Act, the latter shall govern.

14.5
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.6
It is expressly agreed that the obligations of the Janus Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Janus Trust personally, but shall bind only the trust property of the Janus Trust, as provided in the Janus Declaration of Trust. The execution and delivery by such officers of the Janus Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Janus Trust as provided in the Janus Declaration of Trust. The Janus Trust is a series company with multiple series and has entered into this Agreement on behalf of the Acquiring Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

JANUS INVESTMENT FUND
For and on behalf of the Acquiring Fund
____________________________________________
By:
Title:

NICHOLAS EQUITY INCOME FUND, INC.
For and on behalf of the Target Fund
____________________________________________
By:
Title:

Solely for purposes of Paragraph 5:

JANUS HENDERSON INVESTORS US LLC

____________________________________________
By:
Title:

Solely for purposes of Paragraph 4.3(xi) and Paragraph 5:

NICHOLAS COMPANY, INC.

____________________________________________
By:
Title:

EXHIBIT D
FINANCIAL HIGHLIGHTS TABLES
The financial highlights tables are intended to help you understand the Nicholas Equity Income Fund’s financial performance for the past five fiscal years or if shorter, the applicable period of operations since the inception of the Fund or class of Fund shares and are included in the Nicholas Equity Income Fund’s prospectus which is incorporated herein by reference. The information for the fiscal year ended October 31, 2025 has been audited by Deloitte & Touche LLP.

The financial highlights tables below provide additional information for the most recent six-month semi-annual reporting period for the Nicholas Equity Income Fund. The information is unaudited. The Nicholas Equity Income Fund’s fiscal year end is October 31 and, accordingly, the Nicholas Equity Income Fund’s financial highlights tables below contain information for the six-month period ended April 30, 2026.

Financial Highlights (NSEIX)
For a share outstanding throughout each period

	Six Months Ended 04/30/2026		Seven Months Ended		Years Ended March 31,
	(unaudited)		10/31/2025 *		2025	2024	2023	2022
NET ASSET VALUE, BEGINNING OF PERIOD	$ 22.15		$ 21.68		$ 21.94	$ 19.84	$ 21.57	$ 21.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (1)	.18		.22		.41	.44	.40	.36
Net gain (loss) on securities (realized and unrealized)	1.44		1.30		.20	2.54	(1.35)	2.02
Total from investment operations	1.62		1.52		.61	2.98	(.95)	2.38

LESS DISTRIBUTIONS
From net investment income	(.16)		(.30)		(.41)	(.45)	(.38)	(.36)
From net capital gain	(.49)		(.75)		(.46)	(.43)	(.40)	(2.20)
Total distributions	(.65)		(1.05)		(.87)	(.88)	(.78)	(2.56)

NET ASSET VALUE, END OF PERIOD	$ 23.12		$ 22.15		$ 21.68	$ 21.94	$ 19.84	$ 21.57

TOTAL RETURN	7.44%	(2)	7.39%	(2)	2.88%	15.68%	(4.31)%	11.23%

SUPPLEMENTAL DATA
Net assets, end of period (millions)	$ 468.1		$ 454.8		$ 449.8	$ 473.7	$ 442.0	$ 487.4
Ratio of expenses to average net assets	.69%	(3)	.70%	(3)	.70%	.70%	.70%	.70%
Ratio of net investment income to average net assets	1.63%	(3)	1.74%	(3)	1.88%	2.22%	2.00%	1.65%
Portfolio turnover rate	38.20%	(3)	13.72%	(2)	28.42%	11.98%	18.75%	18.11%

*For the seven months ended October 31, 2025. Prior to April 1, 2025, the Fund's fiscal year end was March 31.

(1) Computed based on average shares outstanding.
(2) Not annualized.
(3) Annualized.

The financial highlights tables are intended to help you understand the Janus Fund’s financial performance for the past five fiscal years or if shorter, the applicable period of operations since the inception of the Fund or class of Fund shares, and are included in the Janus Fund’s prospectus which is incorporated herein by reference.

The financial highlights tables below provide additional information for the most recent six-month semi-annual reporting period for the Janus Fund. The information is unaudited. The Janus Fund’s fiscal year end is September 30 and, accordingly, the Janus Fund’s financial highlights tables below contain information for the six-month period ended March 31, 2026. Except for the period ended March 31, 2026, the information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with a Fund’s financial statements, is included in each Fund’s annual report, which is available upon request.

	The period ended March 31	Years Ended September 30
Class D Shares For a share outstanding during	2026 (unaudited)	2025	2024	2023(1)

Net Asset Value, Beginning of Period	$ 13.16	$ 11.98	$ 9.89	$ 10.00
Income/(Loss) from Investment Operations: Net investment income/(loss)(2)	0.10	0.18	0.20	0.17
Net realized and unrealized gain/(loss)	0.23	1.52	2.14	(0.19)
Total from Investment Operations	0.33	1.70	2.34	(0.02)
Less Dividends and Distributions: Dividends (from net investment income)	(0.10)	(0.17)	(0.22)	(0.09)
Distributions (from capital gains)	(0.27)	(0.35)	(0.03)	—
Total Dividends and Distributions	(0.37)	(0.52)	(0.25)	(0.09)
Net Asset Value, End of Period	$ 13.12	$ 13.16	$ 11.98	$ 9.89
Total Return*	2.53%	14.60%	23.89%	(0.25)%
Net Assets, End of Period (in thousands)	$44,260	$ 34,837	$ 13,817	$ 2,363
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.44%	1.52%	10.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.89%	0.92%
Ratio of Net Investment Income/(Loss)	1.56%	1.46%	1.81%	2.11%
Portfolio Turnover Rate	44%	59%	81%	85%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1)
Period from December 20, 2022 (inception date) through September 30, 2023.
(2)
Per share amounts are calculated based on average shares outstanding during the year or period.

	The period ended March 31	Years Ended September 30
Class I Shares For a share outstanding during	2026 (unaudited)	2025	2024	2023(1)

Net Asset Value, Beginning of Period	$ 13.16	$ 11.97	$ 9.89	$ 10.00
Income/(Loss) from Investment Operations: Net investment income/(loss)(2)	0.11	0.19	0.21	0.18
Net realized and unrealized gain/(loss)	0.23	1.53	2.14	(0.20)
Total from Investment Operations	0.34	1.72	2.35	(0.02)
Less Dividends and Distributions: Dividends (from net investment income)	(0.11)	(0.18)	(0.24)	(0.09)
Distributions (from capital gains)	(0.27)	(0.35)	(0.03)	—
Total Dividends and Distributions	(0.38)	(0.53)	(0.27)	(0.09)
Net Asset Value, End of Period	$ 13.12	$ 13.16	$ 11.97	$ 9.89
Total Return*	2.59%	14.79%	23.94%	(0.19)%
Net Assets, End of Period (in thousands)	$ 881	$ 450	$ 396	$ 200
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	2.15%	2.33%	16.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.75%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	1.71%	1.59%	1.92%	2.30%
Portfolio Turnover Rate	44%	59%	81%	85%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1)
Period from December 20, 2022 (inception date) through September 30, 2023.
(2)
Per share amounts are calculated based on average shares outstanding during the year or period.

EXHIBIT E
OUTSTANDING SHARES OF THE NICHOLAS EQUITY INCOME FUND
As of [
], 2026, there were the following number of shares outstanding of Nicholas Equity Income Fund:
Nicholas Equity Income Fund Outstanding Shares
[__]

E-1

EXHIBIT F
OWNERSHIP OF SHARES OF THE Nicholas Equity Income Fund AND THE JANUS FUND
Significant Holders
Listed below is the name, address and percent ownership of each person who, as of the Record Date, to the best knowledge of the Nicholas Equity Income Fund owned 5% or more of the outstanding shares of each class of the Nicholas Equity Income Fund and of each person who, as of the Record Date, to the best knowledge of the Janus Fund owned 5% or more of the outstanding shares of each class of the Janus Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Nicholas Equity Income Fund or the Janus Fund is presumed to “control” the Portfolio as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.
	Name and Address	Percentage Held
Nicholas Equity Income Fund
Janus Fund – Class D
Janus Fund – Class I
Janus Fund – Class N
Janus Fund – Class T	-	-

Security Ownership of Management and the Respective Board of Directors or Trustees

[To the best knowledge of the Nicholas Equity Income Fund, the ownership of shares of the Nicholas Equity Income Fund by executive officers and Directors of Nicholas Equity Income Fund as a group constituted less than 1% of each outstanding class of shares of the Nicholas Equity Income Fund as of the Record Date.]
[To the best knowledge of the Janus Fund, the ownership of shares of the Janus Fund by executive officers and Trustees of Janus Investment Fund as a group constituted less than 1% of each outstanding class of shares of the Janus Fund as of the Record Date.]

NICHOLAS FUNDS

PO Box XXX
City, State 12345

NAME & ADDRESS HERE

IMB BAR CODE

As a shareholder of Nicholas Equity Income Fund, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by [11:59 p.m. CST on February 25, 2027].

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

By voting and signing this Consolidated Proxy Card, you are voting all of your positions in Nicholas Equity Income Fund, Inc.

Vote Your Proxy on the Internet:
Go to https://web.viewproxy.com/XXXXXXX Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Scan the QR code at the bottom right and follow the instructions on the Internet to vote your shares.

Vote Your Proxy by Phone:
Call 1-XXX-XXX-XXXX

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage paid envelope provided.

CONTROL NUMBER

NICHOLAS EQUITY INCOME FUND, INC. SPECIAL MEETING OF SHAREHOLDERS
[FEBRUARY 26, 2027] AT XX:XX CST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NICHOLAS EQUITY INCOME FUND, INC.

The shareholder(s) hereby appoint(s) __________, or any of them, as proxies, each with the power to appoint his, her or its substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of the Nicholas Equity Income Fund, Inc. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at XX:XX a.m. CST on [February 26, 2027], and any adjournment or postponement thereof. The Special Meeting of Shareholders will be held at the 411 East Wisconsin Center, Lobby Conference Room, located at [411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.]

QR CODE ➡

NAME & ADDRESS HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature____

Date____

Title (If applicable)____

Signature (Joint Owners)____

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

PLEASE SIGN AND DATE THIS CARD AND MAKE YOUR SELECTION(S) ON THE REVERSE SIDE

NICH EI 26

The Proxy Statement is available at:
https://web.viewproxy.com/XXXXXXXXXX

By voting and signing this Consolidated Proxy Card, you are voting all of your positions in the Nicholas Equity Income Fund, Inc.

If you hold multiple positions and wish to vote your positions individually, please call our proxy solicitor, Alliance Advisors, toll-free at 1-800-XXX-XXXX.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors of Nicholas Equity Income Fund, Inc. unanimously recommends a vote FOR the proposal.

Share conversion chart

CONTROL NUMBER

PLEASE BE SURE TO SIGN AND DATE ON THE REVERSE SIDE

NICHEI 26

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION
[__], 2026
Janus Investment Fund
151 Detroit Street
Denver, Colorado 80206-4805
303-333-3863

This Statement of Additional Information (the “SAI”) relates to the reorganization of Nicholas Equity Income Fund, Inc. (the “Nicholas Equity Income Fund”) with and into Janus Henderson U.S. Dividend Income Fund (the “Janus Fund,” and together with the Nicholas Equity Income Fund, the “Funds”), pursuant to which all or substantially all of the assets and liabilities of the Nicholas Equity Income Fund would be transferred to the Janus Fund in exchange for shares of beneficial interest of the Janus Fund (the “Reorganization”). This SAI contains information that may be of interest to shareholders, but which is not included in the Proxy Statement/Prospectus which relates to the Reorganization. As described in the Proxy Statement/Prospectus, upon the closing of the Reorganization, each owner of shares of the Nicholas Equity Income Fund will become a shareholder of shares of the Janus Fund. Information about the Janus Fund is provided in the Proxy Statement/Prospectus.
This SAI relates specifically to the Special Meeting of Shareholders to be held on [February 26, 2027] for the Nicholas Equity Income Fund.
This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. For the Nicholas Equity Income Fund, copies of all of these documents are available upon request without charge by calling 800-544-6547 (toll-free) or by writing to the Nicholas Equity Income Fund at 411 E. Wisconsin Ave., Milwaukee, Wisconsin 53202.  For the Janus Fund, copies of all of these documents are available upon request without charge by calling a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares of the Janus Fund), via the Internet at janushenderson.com/info, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Page
General Information	1
Incorporation by Reference	1
Supplemental Financial Information	1

1

General Information
This Statement of Additional Information (“SAI”) relates to the acquisition of the assets and liabilities of Nicholas Equity Income Fund, Inc. (the “Nicholas Equity Income Fund”) by the Janus Henderson U.S. Dividend Income Fund (the “Janus Fund”), a series of Janus Investment Fund. Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.
Incorporation of Documents by Reference into the Statement of Additional Information
This SAI consists of the cover page and the following described documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein.
1.
The SAI for Nicholas Equity Income Fund, Inc. dated February 28, 2026 (filed via EDGAR on February 27, 2026, Accession No. 0001193125-26-079137) (File No. 033‑69804 and 811-08062).

2.
Supplement to the SAI dated October 19, 2026 for Nicholas Equity Income Fund, Inc. (filed via EDGAR on October 19, 2026, Accession No. 0001193125-26-424666) (File No. 033-69804).

3.
The SAI for Janus Investment Fund with respect to the Janus Fund, dated January 28, 2026 (filed on EDGAR on January 28, 2026, Accession No.  0001193125-26-025052) (File Nos. 811-01879 and 002-34393).

4.
Supplement to the SAI dated February 17, 2026 for Janus Investment Fund with respect to the Janus Fund (filed via EDGAR on February 17, 2026, Accession No. 0001193125-26-054847) (File Nos. 811-01879 and 002-34393).

5.
Supplement to the SAI dated May 11, 2026 for Janus Investment Fund with respect to the Janus Fund (filed via EDGAR on May 11, 2026, Accession No. 0001193125-26-215155) (File Nos.  811-01879 and 002-34393).

6.
Supplement to the SAI dated July 1, 2026 for Janus Investment Fund with respect to the Janus Fund (filed via EDGAR on July 1, 2026, Accession No. 0001193125-26-292788) (File Nos.  811-01879 and 002-34393).

7.
The Financial Statements of Nicholas Equity Income Fund, Inc. included in the annual report, filed via EDGAR on December 31, 2025, Accession No. 0001398344-25-023244 (File No. 811-08062), and in the semi-annual report, filed via EDGAR on July 7, 2026, Accession No. 0001398344-26-011820 (File No. 811-08062).

8.
The Financial Statements for Janus Investment Fund with respect to the Janus Fund included in the annual report, filed on EDGAR on  November 28, 2025, Accession No. 0001193125-25-301508 (File No. 811-011879), and in the semi-annual report, filed via EDGAR on May 28, 2026, Accession No. 0001193125-26-243936 (File No. 811-011879).
Supplemental Financial Information
Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Janus Fund are not included in this SAI. The Janus Fund will be the accounting and performance survivor following the Reorganization.
A table showing the fees and expenses of the Nicholas Equity Income Fund and Janus Fund and the fees and expenses of the Janus Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the Comparison of Fees and Expenses section of the Proxy Statement/Prospectus.
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Under the Agreement and Plan of Reorganization, the Nicholas Equity Income Fund is proposed to be reorganized into the Janus Fund. The Reorganization will not result in a material change to the Nicholas Equity Income Fund’s investment portfolio due to the investment restrictions of the Janus Fund. As a result, a schedule of investments of the Nicholas Equity Income Fund is not required and is not included. Notwithstanding the foregoing, changes may be made to the Nicholas Equity Income Fund’s portfolio in advance of the Reorganization and/or the Janus Fund’s portfolio following the Reorganization.
There are no material differences in accounting policies of the Nicholas Equity Income Fund as compared to those of the Janus Fund.

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PART C
(JANUS INVESTMENT FUND)

OTHER INFORMATION

Item 15.	Indemnification.

Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

(1) Copies of the charter of the registrant as now in effect;

a)
Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

b)
Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

c)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14 Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

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d)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14 Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

e)
Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

f)
Certificate of Amendment of the Agreement and Declaration of Trust, dated September 20, 2019, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 290, filed on October 28, 2019 (File No. 2-34393).

g)
Certificate of Establishment and Designation of Janus Henderson U.S. Dividend Income Fund, dated December 5, 2022, is incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 314, filed on December 20, 2022 (File No. 2-34393).

(2)	Copies of the existing bylaws or corresponding instruments of the registrant;

	a)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

	b)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

	c)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the registrant;

Not Applicable.

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

	a)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit C to the Proxy Statement/Prospectus.

(5)
Copies of all instruments defining the rights of holders of the securities being registered, including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the registrant;

Not Applicable.

(6)	Copies of all investment advisory contracts relating to the management of the assets of the registrant;

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	a)	Investment Advisory Agreement for Janus Henderson U.S. Dividend Income Fund, dated June 30, 2026, is filed herewith as Exhibit No. EX-99.6.a.

(7)	Copies of each underwriting or distribution contract between the registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

	a)	Distribution Agreement between Janus Investment Fund and Janus Henderson Distributors US LLC, dated June 30, 2026, is filed herewith as Exhibit No. EX-99.7.a.

(8)
Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not Applicable.

(9)
Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act [15 U.S.C. 80a-17(f)], for securities and similar investments of the registrant, including the schedule of remuneration;

	a)	Global Custody Agreement, dated October 22, 2025, between Janus Investment Fund and JPMorgan Chase Bank, N.A., is filed herewith as Exhibit No. EX-99.9.a.

(10)
copies of any plan entered into by registrant pursuant to Rule l2b-1 under the Investment Company Act [17 CFR 270.12b-1] and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by registrant pursuant to Rule 18f-3 under the Investment Company Act [17 CFR 270.18f-3], any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the registrant’s directors describing any action taken to revoke the plan;

a)
Amended Rule 18f-3 Plan, for Janus Henderson non money market funds, dated December 31, 2020, is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 302, filed on January 28,
2021 (File No. 2-34393).

(11)	an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;

	a)	Opinion and Consent of Counsel is filed herewith as Exhibit No. EX-99.11.a.

(12)
an opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

Opinion and Consent of [ ] supporting tax matters and consequences to shareholders to be filed by subsequent amendment.

(13)	Copies of all material contracts of the registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

a)
Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

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b)
First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

c)
Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

d)
Administration Agreement dated June 23, 2011, between Janus Investment Fund and Janus Capital Management LLC, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

e)
Third Amendment dated May 26, 2017 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit (h)(117) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

f)
Amendment dated July 1, 2019 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC, is incorporated herein by reference to Exhibit (h)(128) to Post-Effective Amendment No. 289, filed on August 29, 2019 (File No. 2-34393).

g)
Letter Agreement dated February 26, 2026 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Henderson Services US LLC, with revised Appendix A, is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 335, filed on March 4, 2026 (File No. 2-34393).

	h)	Form of Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No. 2-34393).

i)
Expense Limitation Agreement dated December 15, 2025, between Janus Henderson Investors US LLC and Janus Investment Fund, regarding certain series with a September 30 fiscal year end, is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment No. 334, filed on January 28, 2026 (File No. 2-34393).

j)
Letter Agreement dated February 26, 2026 to Administration Agreement, between Janus Henderson Investors US LLC and Janus Investment Fund, with revised Appendix A, is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No. 335, filed on March 4, 2026 (File No. 2-34393).

(14)	Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the Securities Act [15 U.S.C. 77g];

a) Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit No. EX-99.14.a.

b) Consent of Deloitte & Touche LLP is filed herewith as Exhibit No. EX-99.14.b.

(15)	All financial statements omitted pursuant to Item 14(a)(l);
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Not Applicable.

	(16)	manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement;

		a)	Powers of Attorney are filed herewith as Exhibit No. EX-99.16.a.

	(17)	Any additional exhibits which the registrant may wish to file;

		a)	Janus Henderson Code of Ethics, as revised July 1, 2026, filed herewith as Exhibit No. EX.-99.17.a.

Item 17.	Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 29th day of October, 2026.

JANUS INVESTMENT FUND

By:	/s/ Michelle R. Rosenberg
Michelle R. Rosenberg, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Michelle R. Rosenberg		President and Chief Executive Officer	October 29th, 2026
Michelle R. Rosenberg		(Principal Executive Officer)

/s/ Jesper Nergaard		Vice President, Chief Financial Officer,	October 29th, 2026
Jesper Nergaard		Treasurer, and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Alan A. Brown	*	Chairman and Trustee	October 29[t]h, 2026
Alan A. Brown

/s/ Cheryl D. Alston	*	Trustee	October 29th, 2026
Cheryl D. Alston

/s/ Raudline Etienne	*	Trustee	October 29[t]h, 2026
Raudline Etienne

/s/ Darrell B. Jackson	*	Trustee	October 29th, 2026
Darrell B. Jackson

/s/ Dominic Janssens	*	Trustee	October 29[t]h, 2026
Dominic Janssens

/s/ William F. McCalpin	*	Trustee	October 29th, 2026
William F. McCalpin

/s/ Gary A. Poliner	*	Trustee	October 29th, 2026
Gary A. Poliner

/s/ Gwen Shaneyfelt	*	Trustee	October 29[t]h, 2026
Gwen Shaneyfelt

*By: /s/ Cara Owen
Cara Owen
Attorney-in-Fact
*Pursuant to Power of Attorney filed herewith.
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INDEX TO EXHIBITS
(JANUS INVESTMENT FUND N-14)

Exhibit No.	Exhibit
EX-99.6.a	Investment Advisory Agreement for Janus Henderson U.S. Dividend Income Fund
EX-99.7.a	Distribution Agreement
EX-99.9.a.	Global Custody Agreement
EX-99.11.a	Opinion and Consent of Counsel
EX-99.14.a	Consent of PricewaterhouseCoopers LLP
EX-99.14.b	Consent of Deloitte & Touche LLP
EX-99.16.a	Powers of Attorney
EX-99.17.a	Janus Henderson Code of Ethics

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